                                                                    Exhibit 10.7

Eddie Bauer, Inc.
15010 NE 36th Street
Redmond, Washington 98052

Attention: David Taylor, Interim Chief Financial Officer

Dear Mr. Taylor:

     Reference is hereby made to that certain Loan and Security Agreement dated as of June 21, 2005 among Eddie Bauer, Inc., the Guarantors party thereto, the Lenders party thereto, Bank of America, N.A., as Agent for the Lenders, Bank of America, N.A. and The CIT Group/Business Credit, Inc., as co-Syndication Agents, and General Electric Capital Corporation, as Documentation Agent (as amended, modified, supplemented or restated, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

     The Borrower has advised the Agent and the Lenders that certain Defaults or Events of Default have occurred and are continuing under the Credit Agreement by reason of the occurrence or failure to occur of certain events (the "Specified Events") as set forth in the notice from the Borrower to the Agent attached hereto as Schedule A. The Borrower has requested that the Agent and the Majority Lenders waive any Defaults or Events of Default which may arise solely by virtue of such Specified Events. The Agent and the Majority Lenders are willing to, and do hereby, waive any such Defaults or Events of Default, subject to the following:

1. This waiver relates only to the Specified Events. This waiver shall not be deemed to constitute a waiver of the provisions of the Credit Agreement on any other occasion or in any other circumstance.

2.   In connection with this Waiver, the Lenders waive any rights under Section
     6.8 of the Credit Agreement to have sole control and dominion of the Payment Account as a result of the Specified Events. This waiver shall not be deemed to constitute a waiver of such provisions of the Credit Agreement on any other occasion or in any other circumstance.

3. This waiver shall not be effective unless and until each of the conditions following are satisfied:

     a. The First Amendment, Waiver and Agreement relating to the Term Debt, a copy of which has been furnished to the undersigned, shall have become effective.

     b. The Agent shall have received the results of searches or other evidence reasonably satisfactory to the Agent indicating the absence of Liens on the assets of Eddie Bauer Fulfillment Services, Inc. (other than in favor of the holders of the Term Debt).

Eddie Bauer, Inc.                                           EXECUTION COPY
                                                            as of April 14, 2006

     c. The Agent shall have received evidence of the certificates of amendment evidencing the DFS Name Change and the SGTC Name Change from the applicable Governmental Authorities.

4. Nothing contained herein shall be deemed to constitute a waiver of any other Defaults or Events of Default now existing or hereafter arising under the Credit Agreement. Except for the limited waiver provided herein, all terms and conditions of the Credit Agreement remain in full force and effect.

Eddie Bauer, Inc.                                           EXECUTION COPY
                                                            as of April 14, 2006

                                        Very truly yours,

                                        BANK OF AMERICA, N.A., as Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        BANK OF AMERICA, N.A., as Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Eddie Bauer, Inc.                                           EXECUTION COPY
                                                            as of April 14, 2006

Assented to and Agreed:

EDDIE BAUER, INC.


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

Eddie Bauer, Inc.                                           EXECUTION COPY
                                                            as of April 14, 2006

                                                                      Schedule A

Notice from the Borrower

                                                                  EXECUTION COPY

Date: April 14, 2006
To: Bank of America, N.A.

Ladies and Gentlemen:

          Reference is made to the following documents, each dated as of June 21, 2005:

          (i) Loan and Security Agreement ("LSA") among Eddie Bauer, Inc. ("Eddie Bauer"), Eddie Bauer Holdings, Inc. ("Holdings"), certain subsidiaries of Eddie Bauer, the lenders named therein and Bank of America, N.A. ("BofA"), as agent; and

          (ii) Term Loan Agreement ("TLA") among Eddie Bauer, Holdings, the lenders parties thereto and JPMorgan Chase Bank, N.A. ("JPMCB"), as administrative agent;

          (iii) The Pledge Agreement ("PA") made by Eddie Bauer in favor of BofA as administrative agent; and

          (iv) The Intellectual Property Security Agreement ("IPSA") among Eddie Bauer, certain subsidiaries of Eddie Bauer and BofA as administrative agent.

          Unless otherwise defined herein, capitalized terms are used herein as defined in the LSA.

          We wish to bring the following facts to your attention:

     - On December 2, 2005, a subsidiary of Eddie Bauer, Distribution Fulfillment Services, Inc. (DFS) ("DFS"), changed its name to Eddie Bauer Fulfillment Services, Inc. No notice of the name change or the amendment to the certificate of incorporation of DFS was given to any of the parties to the referenced agreements and no amendments were made to the financing statements previously filed against DFS to reflect the change of name until April 12, 2006. We hereby authorize and direct BofA to file appropriate financing statements or amendments to the previously filed financing statements to reflect the name change to the extent not already filed.

     - On December 2, 2005, another subsidiary of Eddie Bauer, Spiegel Group Teleservices-Canada, Inc. ("SGTS") changed its name to Eddie Bauer Customer Services Inc. SGTS was not a party to, or a grantor under, any of the referenced agreements, but notice of such change in name and amendment to the certificate of incorporation of SGTS was required under the LSA.

     - As a result of the changes in name of DFS and SGTS, Schedules 6.3, 8.4, 8.5 and 8.10 to the LSA are hereby updated as of the date hereof and attached hereto.

     - Schedule 8.12 to the LSA as originally delivered incorrectly listed all Proprietary Rights, not just material Proprietary Rights, and also failed to list license agreements with respect to material Proprietary Rights. Schedule 8.12 is hereby updated as of the date hereof and attached hereto.

     - Eddie Bauer and Holdings failed to furnish BofA as required by the LSA prior written notice of the changes in the names of the officers authorized to request Revolving Loans on behalf of the Borrower. Such written notice, and the specimen signature of David Taylor, Interim Chief Financial Officer, is hereby furnished as Exhibit A attached hereto.

     - Eddie Bauer and Holdings failed to furnish BofA as required by the LSA with an updated list of store locations for each of the fiscal quarters ended September 30, 2005, December 31, 2005 and March 31, 2006. An updated list of store locations for the fiscal quarter ended March 31, 2006 is attached hereto as Exhibit B.

     - Exhibit C to the IPSA as originally delivered failed to include license agreements in which the Grantors are Licensors. Exhibit C is hereby updated as of the date hereof and attached hereto.

          As a result solely of these events there are or may be deemed to be defaults, events of default and cross-defaults under the referenced agreements. In addition, in the case of certain representations and warranties, any bring down thereof would be incorrect unless amended.

          We understand that you have or will file new financing statements with respect to DFS.

          We have obtained waivers and amendments as necessary under the TLA to deal with the matters referred to above.

          We request that you grant the necessary waivers to deal with the matters referred to above.

                                        Very truly yours,

                                        EDDIE BAUER, INC.
                                        EDDIE BAUER HOLDINGS, INC.


                                        By:
                                            ------------------------------------

                               SCHEDULE 6.3 TO LSA

The following amendments are made to the schedule to reflect the change of name of Distribution Fulfillment Services, Inc. (DFS) and Speigel Group Teleservices-Canada, Inc.:

                                                              Location of    Loaction of Collateral
                                      Chief Administrative     Books and       in which Loan Party       Places of
Subsidiary of Loan Party                     Office             Records          has an Interest         Business
------------------------             ---------------------   -------------   ----------------------   --------------
Eddie Bauer Fulfillment Services,    6600 Alum Creek Drive   Redmond, WA     6600 Alum Creek Drive,   OH
Inc. (f/k/a Distribution             Groveport, OH           Groveport, OH   Groveport OH
Fulfillment Services, Inc. (DFS))
                                                                             4545 Fisher Road,
                                                                             Columbus, OH

Eddie Bauer Customer Services Inc.   40 King Street West     Redmond, WA     N/A                      New Brunswick,
(f/k/a Speigel Group                 Toronto, Ontario        Groveport, OH                            Canada
Teleservices-Canada, Inc.)

                               SCHEDULE 8.4 TO LSA

                       CORPORATE NAME; PRIOR TRANSACTIONS

CHANGES IN LOAN PARTY'S OR ANY SUBSIDIARY'S CORPORATE NAME

     1. Distribution Fulfillment Services, Inc. (DFS) has changed its name to "Eddie Bauer Fulfillment Services, Inc."

     2. Speigel Group Teleservices-Canada, Inc. has changed its name to "Eddie Bauer Customer Services Inc."

USE BY ANY LOAN PARTY'S OR ANY OF ITS SUBSIDIARIES OF ANY OTHER FICTITIOUS NAME

N/A

MERGERS, CONSOLIDATIONS OR ACQUISITIONS

Any merger, consolidation, amalgamation, asset acquisition or property acquisition contemplated to take place pursuant to the Plan of Reorganization

                               SCHEDULE 8.5 TO LSA

                           SUBSIDIARIES AND AFFILIATES

(a)

                                                                          PERCENTAGE OF
                                                                         CAPITAL STOCK /    LOAN PARTY OWNING CAPITAL
                                             STATE OF INCORPORATION OR      MEMBERSHIP     STOCK/MEMBERSHIP INTERESTS
                SUBSIDIARY                   FORMATION (AS APPLICABLE)    INTEREST OWNED        IN THE SUBSIDIARY
------------------------------------------   -------------------------   ---------------   --------------------------
Financial Services Acceptance Corporation             Delaware                 100%        Eddie Bauer Holdings, Inc.
Spiegel Acceptance Corporation                        Delaware                 100%        Eddie Bauer Holdings, Inc.
Eddie Bauer, Inc.                                     Delaware                 100%        Eddie Bauer Holdings, Inc.
Eddie Bauer Fulfillment Services, Inc.                Delaware                 100%        Eddie Bauer, Inc.
Eddie Bauer of Canada, Inc.                            Canada                  100%        Eddie Bauer, Inc.
Eddie Bauer Customer Services Inc.                    Ontario                  100%        Eddie Bauer, Inc.
Eddie Bauer Diversified Sales, LLC                    Delaware                 100%        Eddie Bauer, Inc.
Eddie Bauer Services, LLC                               Ohio                   100%        Eddie Bauer, Inc.
Eddie Bauer International Development, LLC            Delaware                 100%        Eddie Bauer, Inc.
Eddie Bauer Information Technology, LLC               Delaware                 100%        Eddie Bauer, Inc.
Eddie Bauer Japan, Inc.                                Japan                    30%        Eddie Bauer, Inc.
Eddie Bauer GmbH & Co.                                Germany                   40%        Eddie Bauer, Inc.

                              SCHEDULE 8.10 TO LSA

                               OWNED REAL PROPERTY

                                                 Location           City      State
                                          ---------------------   ---------   -----
Eddie Bauer Fulfillment Services, Inc.    6600 Alum Creek Drive   Groveport     OH
Eddie Bauer Information Technology, LLC   800 Pasquinelli Drive   Westmont      IL

                              SCHEDULE 8.12 TO LSA

      MATERIAL PROPRIETARY RIGHTS; LICENSES OF MATERIAL PROPRIETARY RIGHTS

I.   MATERIAL PROPRIETARY RIGHTS

(a)  Trademark: EDDIE BAUER

COUNTRY                    STATUS       APPLN NO.       REG. NO.        CLASS                  FILING DATE   REG DATE
------------------------   ----------   -------------   -------------   --------------------   -----------   --------
US                         Registered   76/446226       2942552         02 Int.                08/30/02      04/19/05
US                         Registered   76/005794       2469401         03 Int., 04            03/21/00      07/17/01
                                                                        Int., 11 Int.
US                         Registered   72/263980       880279          08 Int., 09            02/06/67      11/11/69
                                                                        Int., 18
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 25 Int.
US                         Registered   75/607702       2331757         09 Int.                12/14/98      03/21/00
US                         Registered   75/308052       2265464         09 Int.                06/12/97      07/27/99
US                         Registered   76/021278       2473338         09 Int.                04/10/00      07/31/01
US                         Registered   78/006439       2722528         11 Int.                05/02/00      06/03/03
US                         Registered   78/009388       2564655         12 Int.                05/23/00      04/23/02
US                         Registered   75/753270       2364451         12 Int.                07/16/99      07/04/00
US                         Registered   75/773501       2368565         12 Int., 21            08/10/99      07/18/00
                                                                        Int.
US                         Registered   75/493979       2430268         12 Int.                06/01/98      02/20/01
US                         Registered   76/033390       2490354         16 Int., 18            04/24/00      09/18/01
                                                                        Int.
US                         Registered   75/835097       2447116         18 Int.                11/15/99      04/24/01
US                         Registered   78/006440       2580307         18 Int.                05/02/00      06/11/02
US                         Registered   78/006442       2589917         20 Int.                05/02/00      07/02/02
US                         Registered   75/281248       2237509         20 Int.                04/25/97      04/06/99
US                         Registered   78/006445       2534952         21 Int.                05/02/00      01/29/02
US                         Registered   75/835095       2483518         22 Int.                11/15/99      08/28/01
US                         Registered   78/006450       2722529         22 Int.                05/02/00      06/03/03
US                         Registered   75/491541       2308646         24 Int.                05/26/98      01/18/00
US                         Registered   75/425175       2482728         24 Int., 27            01/29/98      08/28/01
                                                                        Int.
US                         Registered   75/586780       2325813         25 Int.                11/12/98      03/07/00
US                         Registered   76/431073       2892465         28 Int.                07/16/02      10/12/04
US                         Registered   75/406799       2199981         30 Int.                12/16/97      10/27/98
US                         Registered   75/491542       2251500         35 Int.                05/26/98      06/08/99
US                         Registered   451583          994152          42 Int.                03/15/73      09/24/74
Canada                     Registered   1017545         TMA546820       03 Int., 04            06/02/99      06/20/01
                                                                        Int.
Japan                      Registered   36234           1388181         17 Int.                03/31/75      08/30/79

Japan                      Registered   5-110981        3217063         08 Int.                11/02/93      10/31/96
Japan                      Registered   5-110982        3201762         09 Int.                11/02/93      09/30/96
Japan                      Registered   5-110983        3201763         10 Int.                11/03/93      10/01/96
Japan                      Registered   5-110984        3201764         11 Int.                11/04/93      10/02/96
Japan                      Registered   5-110985        3201765         12 Int.                11/05/93      10/03/96
Japan                      Registered   5-110986        3201766         13 Int.                11/06/93      10/04/96
Japan                      Registered   5-110987        3201767         14 Int.                11/07/93      10/05/96
Japan                      Registered   5-110988        3201768         15 Int.                11/08/93      10/06/96
Japan                      Registered   5-110989        3201769         16 Int.                11/09/93      10/07/96
Japan                      Registered   5-110990        3201770         17 Int.                11/10/93      10/08/96
Japan                      Registered   5-110991        3201771         18 Int.                11/11/93      10/09/96
Japan                      Registered   5-110992        3201772         19 Int.                11/12/93      10/10/96
Japan                      Registered   5-110993        3201773         20 Int.                11/13/93      10/11/96
Japan                      Registered   5-110994        3201774         21 Int.                11/14/93      10/12/96
Japan                      Registered   5-110995        3201775         22 Int.                11/15/93      10/13/96
Japan                      Registered   5-110996        3201776         23 Int.                11/16/93      10/14/96
Japan                      Registered   5-110986        320-9622        14 Int.                11/02/93      10/31/96
Japan                      Registered                   1357258         24 Int.                03/31/75      11/28/78
Germany                    Registered   B9735116WZ      2074047         16 Int., 20            12/22/92      12/22/92
                                                                        Int., 24
                                                                        Int., 25 Int.
Germany                    Registered   39524347.5      39524347        14 Int., 18            06/12/95      05/08/96
                                                                        Int., 35 Int.
Argentina                  Registered   2052552         1915147         25 Int.                10/11/96      02/26/03
Australia                  Registered   645509          645509          16 Int., 18            11/11/94      06/24/03
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 42 Int.
Australia                  Registered   938740          938740          09 Int.                12/24/02      02/11/04
Australia                  Pending      937199                          25 Int.                12/10/02
Australia                  Registered   938843          938843          06 Int., 09            12/24/02      10/07/04
                                                                        Int., 14
                                                                        Int., 18 Int.
Austria                    Registered   AM4380/94       158118          16 Int., 18            08/31/94      05/22/95
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int., 35 Int.
Bahamas                    Unfiled                                      13 Local
Bahamas                    Unfiled                                      38 Local
Bahamas                    Pending                                      50 Local

Bahamas                    Unfiled                                      22 Local
Benelux                    Registered   839524          562322          16 Int., 18            12/22/94      12/22/94
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int., 35 Int.
Bolivia                    Registered   1257            62414-C         25 Int.                03/27/95      11/01/96
Bolivia                    Registered   1258            62433-C         42 Int.                03/27/95      11/01/96
Bolivia                    Registered   1259            62419-C         24 Int.                03/27/95      11/01/96
Bolivia                    Registered   1260            62418-C         20 Int.                03/27/95      11/01/96
Bolivia                    Registered   1261            62420-C         18 Int.                03/27/95      11/01/96
Bolivia                    Registered   1262            62421-C         16 Int.                03/27/95      11/01/96
Cayman Islands             Unfiled                                      18 Int., 19
                                                                        Int., 20
                                                                        Int., 25
                                                                        Int., 28 Int.
Chile                      Registered   447726          558330          35 Int.                04/28/99      01/12/00
Chile                      Registered   376138          550597          24 Int., 25            05/02/97      10/21/99
                                                                        Int.
Chile                      Pending      463903                          42 Int.                10/05/99
China (Peoples Republic)   Registered   95036983        943552          35 Int.                04/04/95      02/07/97
China (Peoples Republic)   Registered   95036988        925488          25 Int.                04/04/95      01/07/97
China (Peoples Republic)   Registered   95036987        928837          24 Int.                04/04/95      01/14/97
China (Peoples Republic)   Registered   95036986        933743          20 Int.                04/04/95      01/21/97
China (Peoples Republic)   Registered   95036985        913096          18 Int.                04/04/95      12/14/96
China (Peoples Republic)   Registered   95036984        932264          16 Int.                04/04/95      01/21/97
China (Peoples Republic)   Registered   2001023154      1751950         25 Int.                02/22/01      04/21/02
Colombia                   Registered   95.035.665      181888          18 Int.                08/10/95      11/29/95
Colombia                   Registered   95.035.661      181877          42 Int.                08/10/95      11/29/95
Colombia                   Registered   95/035/662      181885          25 Int.                08/10/95      11/29/95
Colombia                   Registered   95.035.666      181838          16 Int.                08/10/95      11/29/95
Colombia                   Registered   95.035.663      181886          24 Int.                08/10/95      11/29/95
Colombia                   Registered   95.035.664      181887          20 Int.                08/10/95      11/29/95

Czech Republic             Pending      178214                          18 Int., 21            03/25/02
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int., 42 Int.
Dominican Republic         Registered   99160243        100435          25 Int.                08/26/98      10/30/98
Dominican Republic         Registered   99160256        100446          25 Int.                08/26/98      10/30/98
Ecuador                    Registered   55379           208696          24 Int.                03/23/95      11/13/96
Ecuador                    Registered   55380           208796          25 Int.                03/23/95      11/13/96
Ecuador                    Registered   55381           45696           42 Int.                03/23/95      10/16/96
Ecuador                    Registered   55377           208496          18 Int.                03/23/95      11/13/96
Ecuador                    Registered   55376           2083-96         16 Int.                03/23/95      11/13/96
Ecuador                    Registered   55378           208596          20 Int.                03/23/95      11/13/96
France                     Registered   94/535,788      94535788        16 Int., 18            09/13/94      09/13/94
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int., 35 Int.
Honduras                   Registered   13995/98        76583           25 Int.                11/09/98      02/02/00
Hong Kong                  Registered   94/14552        199801404AA     16 Int., 18            12/06/94      12/20/96
                                                                        Int., 20
                                                                        Int., 24
                                                                         Int., 25
                                                                         Int., 42 Int
Indonesia                  Registered   d95-10296       359900          25 Int.                06/15/95      06/15/95
Indonesia                  Registered                   260691 Rene     18 Int., 25                          06/29/90
                                                                        Int.
Ireland                    Registered   94/4800         219537          35 Int., 42            07/13/95      07/01/96
                                                                        Int.
Ireland                    Registered   94/4797         166958          20 Int.                07/13/95      07/13/95
Ireland                    Registered   94/4796         166947          18 Int.                07/13/95      07/13/95
Ireland                    Registered   74/4795         166946          16 Int.                07/13/95      07/13/95
Ireland                    Registered   94/4799         166950          25 Int.                07/13/95      07/13/95
Ireland                    Registered   94/4798         166949          24 Int.                07/13/95      07/13/95
Italy                      Registered   MI95C000394     722859          16 Int., 18            01/17/95      01/17/95
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int., 42 Int.
Jamaica                    Pending      46780                           19 Int.                05/06/05
Jamaica                    Pending      46778                           25 Int.                05/06/05
Jamaica                    Pending      46781                           18 Int.                05/06/05
Jamaica                    Pending      46782                           12 Int.                05/11/05
Jamaica                    Pending      46779                           20 Int.                05/06/05
Jamaica                    Pending      46796                           28 Int.                05/11/05

Mauritius                  Pending      MU/M/05/02839                   25 Int.                02/15/05
Mexico                     Registered   192668          459368          03 Int.                03/03/94      03/03/94
Mexico                     Registered   189848          486135          42 Int.                02/03/94      02/03/94
Mexico                     Renewed      165155          504655          20 Int.                04/12/93      04/12/03
Mexico                     Renewed      165157          475793          24 Int.                04/12/93      04/12/03
Mexico                     Registered   195651          520326          28 Int.                04/07/94      04/07/94
Mexico                     Registered   192706          459389          12 Int.                03/03/94      03/03/94
Mexico                     Registered   165156          455617          42 Int.                04/12/93      04/12/93
Mexico                     Registered   192660          459364          30 Int.                03/03/94      03/03/94
Mexico                     Registered   192667          459367          14 Int.                03/03/94      03/03/94
Mexico                     Registered   192662          459366          21 Int.                03/03/94      03/03/94
Mexico                     Registered   148337          431820          16 Int.                08/26/92      08/26/92
Mexico                     Registered   148336          526940          25 Int.                08/26/92      08/26/92
Mexico                     Registered   148340          447913          42 Int.                08/26/92      08/26/92
New Zealand                Registered   670887          670887          09 Int.                12/24/02      06/23/03
New Zealand                Registered   669972          669972          06 Int.                12/11/02      05/10/04
Paraguay                   Registered   23843-96        229943          25 Int.                11/18/96      11/13/00
Philippines                Pending      42004011047                     12 Int.                11/23/04
Portugal                   Registered   311579          311579          16 Int., 18            07/20/95      06/03/96
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int., 35 Int.
Puerto Rico                Unfiled                                      12 Int.
Puerto Rico                Unfiled                                      20 Int.
Puerto Rico                Unfiled                                      25 Int.
Puerto Rico                Unfiled                                      18 Int.
Puerto Rico                Unfiled                                      28 Int.
Puerto Rico                Unfiled                                      19 Int.
Singapore                  Pending      T05/00847J                      25 Int.                01/25/05
Spain                      Registered   1977399         1977399         16 Int.                07/19/95      02/05/96
Spain                      Registered   1977401         1977401         20 Int.                07/19/95      02/05/96
Spain                      Registered   1977402         1977402         24 Int.                07/19/95      02/05/96
Spain                      Registered   2111150         2111150         35 Int.                08/25/97      10/05/98
Sri Lanka                  Pending      123712                          25 Int.                02/10/05
Switzerland                Registered   5108/19937      409690          16 Int., 20            04/01/93      04/01/93
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int., 42 Int.

Switzerland                Registered   8287/1995.7     431504          18 Int.                06/15/95      06/15/95
Taiwan                     Registered   87061280        901678          25 Int.                12/21/98      08/16/00
United Kingdom             Registered   2024571         2024571         35 Int.                06/21/95      06/21/96
United Kingdom             Registered   1522622         1522622         20 Int.                12/23/92      06/10/94
United Kingdom             Registered   1522621         1522621         16 Int.                12/23/92      11/11/94
United Kingdom             Registered   2023636         2023636         16 Int., 18            06/10/95      12/27/96
                                                                        Int.
United Kingdom             Registered   1522623         1522623         24 Int.                12/23/92      06/10/94
Venezuela                  Pending      15691-94        P210130         25 Int.                11/24/94      02/26/99

(b)  Trademark: EDDIE BAUER

COUNTRY                    STATUS       APPLN NO.       REG. NO.        CLASS                  FILING DATE   REG DATE
-------                    ------       ---------       --------        -----                  -----------   --------
US                         Registered   76/431074       2892466         28 Int.                07/16/02      10/12/04
US                         Registered   75/491540       2274112         16 Int.                05/26/98      08/31/99
US                         Registered   75/607522       2331753         09 Int.                12/15/98      03/21/00
US                         Registered   75/491525       2249698         35 Int.                05/26/98      06/01/99
US                         Registered   72/263981       880280          08 Int., 09            02/06/67      11/11/69
                                                                        Int., 14
                                                                        Int., 18
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int.
US                         Registered   621502          1447361         12 Int.                09/22/86      07/14/87
US                         Registered   75/308050       2257761         09 Int.                06/12/97      06/29/99
US                         Registered   76/446225       2942551         02 Int.                08/30/02      04/19/05
Canada                     Registered   374554          TMA225694       35 Int.                04/23/74      01/27/78
Canada                     Registered   478602          TMA307215       25 Int., 35            11/20/81      09/20/85
                                                                        Int.
Canada                     Registered   504150          383729          12 Int.                05/26/83      05/03/91
Canada                     Registered   289643          TMA156446       25 Int., 35            05/22/65      04/19/68
                                                                        Int.

Japan                      Registered   55-054694       1710871         18 Int.                07/04/80      08/28/84
Japan                      Registered   55-054696       1700228         24 Int.                07/04/80      07/25/84
Japan                      Registered   55-068610       1700231         12 Int.                08/22/80      07/25/84
Japan                      Registered   5-112918        3209635         31 Int.                11/08/93      10/31/96
Japan                      Registered   55-068608       1666278         09 Int.                08/22/80      03/22/84
Japan                      Registered   6-41571         3242185         14 Int.                04/22/94      12/25/96
Japan                      Registered   55-068611       1691415         08 Int.                08/22/80      06/21/84
Japan                      Registered   55-054695       1672356         25 Int.                07/04/80      03/22/84
Japan                      Registered   55-068612       1691416         19 Int.                08/22/80      06/21/84
Japan                      Registered   55-068614       1672363         22 Int.                08/22/80      03/22/84
Japan                      Registered   5-112917        3201768         30 Int.                11/08/93      09/30/96
Japan                      Registered   6-47706         3343547         11 Int.                05/13/94      09/05/97
Japan                      Registered   5-112915        3209633         24 Int.                11/08/93      10/31/96
Japan                      Registered   5-112914        3223118         22 Int.                11/08/93      11/29/96
Japan                      Registered   5-112913        3217067         20 Int.                11/08/93      10/31/96
Japan                      Registered   5-112912        3270241         13 Int.                11/08/93      03/12/97
Japan                      Registered   5-112911        3236089         09 Int.                11/08/93      12/25/96
Japan                      Registered   5-80455         3201735         16 Int.                07/30/93      09/30/96
Japan                      Registered   16259           1453370         20 Int., 21            03/19/76      01/30/81
                                                                        Int., 22
                                                                        Int., 25
                                                                        Int., 27
                                                                        Int., 28 Int
Japan                      Registered   55-068613       1666279         20 Int.                08/22/80      03/22/84
Japan                      Registered   5-112916        3200892         29 Int.                11/08/93      09/30/96
Germany                    Registered   39524754        39524754        18 Int., 24            06/14/95      12/28/95
                                                                        Int., 25 Int

Bermuda                    Pending      42359                           12 Int.                09/15/05
Bermuda                    Pending      42362                           20 Int.                09/15/05
Bermuda                    Pending      42360                           18 Int.                09/15/05
Bermuda                    Pending      42361                           19 Int.                09/15/05
Bermuda                    Pending      42363                           25 Int.                09/15/05
Bermuda                    Pending      42364                           28 Int.                09/15/05
Trinidad and Tobago        Published    36115                           12 Int., 18            05/23/05
                                                                        Int., 19
                                                                        Int., 20
                                                                        Int., 25
                                                                        Int., 28 Int.
Australia                  Registered   938739          938739          09 Int.                12/24/02      02/11/04
Australia                  Registered   937046          937046          06 Int., 09            12/09/02      11/11/04
                                                                        Int., 14
                                                                        Int., 18
                                                                        Int., 20 Int.
Australia                  Pending      645507                          25 Int.                11/11/94
Austria                    Registered   AM4381/94       155082          25 Int.                08/31/94      10/31/94
Benelux                    Registered   839525          562323          18 Int., 24            12/22/94      12/22/94
                                                                        Int., 25 Int.
Bolivia                    Registered   1265            62416-C         25 Int.                03/27/95      11/01/96
China (Peoples Republic)   Registered   95036989        925486          25 Int.                04/04/95      01/07/97
Colombia                   Registered   95039343        181988          25 Int.                08/30/95      12/13/95
Ecuador                    Registered   55374           208196          25 Int.                03/23/95      11/13/96
France                     Registered   94/535789       94/535789       25 Int.                09/13/94      09/13/94
Hong Kong                  Registered   94/14551        1403/1998       25 Int.                12/06/94      12/20/96
Ireland                    Registered   94/4801         167741          25 Int.                07/13/95      07/13/95
Italy                      Registered   MI95C000538     734591          25 Int.                01/20/95      01/20/95

Korea, Republic of         Registered   8050/1998       449808          16 Int.                03.25/98      06/23/99
Mexico                     Registered   192690          459382          24 Int.                03/03/94      03/03/94
Mexico                     Registered   192689          459381          16 Int.                03/03/94      03/03/94
Mexico                     Registered   192688          520324          18 Int.                03/03/94      03/03/94
Mexico                     Registered   192687          459380          14 Int.                03/03/94      03/03/94
Mexico                     Registered   192681          459377          03 Int.                03/03/94      03/03/94
Mexico                     Registered   192680          459376          21 Int.                03/03/94      03/03/94
Mexico                     Registered   192693          459385          12 Int.                03/03/94      03/03/94
Mexico                     Registered   195652          5203727         28 Int.                04/07/94      04/07/94
Mexico                     Registered   192845          459390          22 Int.                03/04/94      03/04/94
Mexico                     Registered   194242          471740          42 Int.                03/22/94      03/22/94
Mexico                     Registered   192696          500236          25 Int.                03/03/94      03/03/94
New Zealand                Registered   670888          670888          09 Int.                12/24/02      06/26/03
Panama                     Registered   76095           76095           25 Int.                06/26/95      06/26/95
Peru                       Registered   253633          22749           25 Int.                10/27/94      01/22/96
Philippines                Pending      42004011048                     12 Int.                11/23/04
Portugal                   Registered   311580          311580          25 Int.                07/20/95      06/03/96
Switzerland                Registered   8286/1995.5     431434          25 Int.                06/15/95      06/15/95
United Kingdom             Registered   2023643         2023643         25 Int.                06/10/95      12/20/96
United Kingdom             Registered   1522624         1522624         25 Int.                12/23/92      10/05/96
Uruguay                    Registered   324254          324254          25 Int., 35 Int.       07/05/00      04/11/03
New Zealand                Registered   669971          669971          06 Int.                12/11/02      05/10/04

(c)  Trademark: EDDIE BAUER

COUNTRY                      STATUS        APPLN NO.       REG. NO.             CLASS          FILING DATE   REG DATE
------------------------   ----------   -------------   -------------   --------------------   -----------   ---------
US                         Registered   75/484446       2249685         35 Int.                05/13/98      06/01/99
Japan                      Registered   5-114558        3242033         18 Int.                11/12/93      12/25/96
Japan                      Registered   5-114567        3239629         31 Int.                11/12/93      12/25/96
Japan                      Registered   5-114566        3244946         30 Int.                11/12/93      01/31/97
Japan                      Registered   5-114564        3236092         28 Int.                11/12/93      12/25/96
Japan                      Registered   5-114562        3264779         24 Int.                11/12/93      02/24/97
Japan                      Registered   5-114561        3282490         22 Int.                11/12/93      04/18/97
Japan                      Registered   5-114559        3259909         20 Int.                11/12/93      02/24/97
Japan                      Registered   5-114565        3244945         29 Int.                11/12/93      01/31/97
Japan                      Registered   T-114557        3283561         16 Int.                11/12/93      04/18/97
Japan                      Registered   5-114556        3242183         14 Int.                11/12/93      12/25/96
Japan                      Registered   5-114553        3284821         11 Int.                11/12/93      04/18/97
Japan                      Registered   5-114552        3270243         09 Int.                11/12/93      03/12/97
Japan                      Registered   5-114551        3284820         08 Int.                11/12/93      04/18/97
Japan                      Registered   5-114555        3277696         13 Int.                11/12/93      04/11/97
Japan                      Registered   5-114554        3277695         12 Int.                11/12/93      04/11/97
Japan                      Registered   5-114560        3289260         21 Int.                11/12/93      04/25/97
Japan                      Registered   5-114563        3250459         25 Int.                11/12/93      01/31/97
                                                                        18 Int., 24 Int., 25
Germany                    Registered   39524753.5      39524753        Int.                   6/14/95       01/24/97
                                                                        18 Int., 24 Int., 25
Benelux                    Registered   839543          562324          Int.                   12/22/94      12/22/94
Bolivia                    Registered   1266            62415-C         25 Int.                3/27/95       11/01/96
Brazil                     Registered   817934634       817934634       25 Int.                8/8/94        10/01/96
China (Peoples Republic)   Registered   95036990        943415          25 Int.                4/4/95        01/21/97
Colombia                   Registered   95035667        287986          25 Int.                8/10/95       04/23/03
Ecuador                    Registered   55375           208296          25 Int.                3/23/95       11/13/96
                                                                        16 Int., 25 Int., 35
European Community         Pending      1395284         1395284         Int.                   11/24/99      11/24/02
France                     Registered   94/535790       94/535790       25 Int.                9/13/94       09/13/94
Hong Kong                  Registered   94/14558        01925 of 1999   25 Int.                12/6/94       12/20/96
Ireland                    Registered   94/4802         167087          25 Int.                7/13/95       07/13/95
Italy                      Registered   MI95C000536     722971          25 Int.                1/17/95       01/17/95

Korea, Republic of         Registered   8051/1998       449809          16 Int.                3/25/98       06/23/99
Mexico                     Registered   192717          459797          16 Int.                3/3/94        03/03/94
Mexico                     Registered   192718          467863          18 Int.                3/3/94        03/03/94
Mexico                     Registered   192710          467860          14 Int.                3/3/94        03/03/94
Mexico                     Registered   195684          517017          09 Int.                4/7/94        04/07/94
Mexico                     Registered   192846          459800          22 Int.                3/3/94        03/03/94
Mexico                     Registered   192721          459798          21 Int.                3/3/94        03/03/94
Mexico                     Registered   192684          467858          03 Int.                3/3/94        03/03/94
Mexico                     Registered   192719          462323          20 Int.                3/3/94        03/03/94
Mexico                     Registered   195653          472637          28 Int.                4/7/94        04/07/94
Mexico                     Registered   192716          459796          25 Int.                3/3/94        03/03/94
Mexico                     Registered   192715          462322          24 Int.                3/3/94        03/03/94
Mexico                     Registered   192709          520325          08 Int.                3/3/94        03/03/94
Mexico                     Registered   192685          520323          11 Int.                3/3/94        03/03/94
Mexico                     Registered   192720          462324          12 Int.                3/3/94        03/03/94
Mexico                     Registered   192714          475814          42 Int.                3/3/94        03/03/94
Portugal                   Registered   311581          311581          25 Int.                7/20/95       06/03/96
Spain                      Registered   1977406         1977406         25 Int.                7/19/95       02/05/96
Switzerland                Registered   8285/1995.3     431450          25 Int.                6/15/95       06/15/95
Taiwan                     Registered   87061279        917864          25 Int.                12/21/98      12/01/00
United Kingdom             Registered   2024572         2024572         25 Int.                6/21/95       01/31/97
Venezuela                  Registered   15692-94        P210131         25 Int.                11/24/94      02/26/99

II.  LICENSES OF MATERIAL PROPRIETARY RIGHTS

(a)  Third Party Product Licenses

              LICENSOR                        LICENSEE                  PRODUCT CATEGORY        EFFECTIVE DATE
              --------                        --------                  ----------------        --------------
1  Eddie Bauer Diversified Sales,   3 Day Blinds, Inc.             Window Coverings               5/1/2004
   LLC

2  Eddie Bauer Diversified Sales    American Recreation Products   Camping Equipment              7/18/2000

3  Eddie Bauer Diversified Sales    American Recreation Products   Pet Accessories                12/1/2004

4  Eddie Bauer Diversified Sales    Baby Boom Consumer Products    Infant Diaper Bags             12/16/2002

5  Eddie Bauer Diversified Sales    Coast Cutlery                  Multi-Tools                    6/00/2001

6  Eddie Bauer Diversified Sales    Cosco                          Children's Travel Related      12/17/2003
                                                                   Products and Children's
                                                                   Portable Furniture

7  Eddie Bauer Diversified Sales    Crown Crafts Infant Products   Infant Bedding, Blankets,      10/15/2002
                                                                   Accessories, Bib and Bath

8  Eddie Bauer Diversified Sales    E & E                          Fashion Bedding                10/26/2005

9  Eddie Bauer Diversified Sales    Ford Motor                     Vehicles                       7/21/2004

10 Eddie Bauer Diversified Sales    Franco Apparel Group           Children's Apparel             1/1/2004

11 Eddie Bauer Diversified Sales    Gold Bug                       Infant Travel Accessories      1/1/2003

12 Eddie Bauer Diversified Sales    InGEAR                         Soft Coolers and Insulated     6/7/2002
                                                                   Carriers

13 Eddie Bauer Diversified Sales    Lane Furniture Industries      Home Furnishing Products       6/17/1997

14 Eddie Bauer Diversified Sales    Lowe's Companies               Paint                          3/26/2003

15 Eddie Bauer Diversified Sales    Motion Systems                 Camera, Camcorder & Audio      5/1/2002
                                                                   Bags

16 Eddie Bauer Diversified Sales    Pacific Market International   Insulated Product to Hold      4/5/2002
                                                                   and Transport  Food and/or
                                                                   Beverages

17 Eddie Bauer Diversified Sales    Skyway Luggage Co.             Luggage & Travel               9/17/2002
                                                                   Accessories

18 Eddie Bauer Diversified Sales    Sportcraft, Ltd.               Sports Equipment               1/21/2002

(b)  Affiliate Licenses

1. Distribution and License Agreement (Retail/Mailorder) between Eddie Bauer, Inc. and Eddie Bauer GmbH & Co dated June 6, 1995.*

2. Distribution and License Agreement (Retail) between Eddie Bauer, Inc. and Eddie Bauer Japan, Inc. dated December 28, 1993.*

3. Agreement (Mail Order) between Eddie Bauer, Inc. and Otto-Sumisho, Inc. dated December 28, 1993.*

4. Trademark/Copyright License Agreement between Eddie Bauer, Inc. and Eddie Bauer of Canada, Inc. dated January 1, 1996.*

5. License Agreement between Eddie Bauer, Inc. and Eddie Bauer International Development LLC dated January 1, 2003.

6. License Agreement between Eddie Bauer, Inc. and Eddie Bauer Diversified Sales LLC dated January 1, 2003.

* These contracts were assigned to Eddie Bauer International Development LLC by Eddie Bauer, Inc. pursuant to an Assignment of Certain Rights dated January 1, 2003.

(c) Ordinary Course Licenses. In addition, the Loan Parties provide limited licenses to use material Proprietary Rights to a number of business partners in the ordinary course of business, including, but not limited to, in connection with gift card perk programs, professional service providers. These arrangements are not material to the business of the Loan Parties.

                                                                       Exhibit A

                        AMENDMENT TO AUTHORIZED OFFICERS

                           PURSUANT TO SECTION 2.2(C)
                                       OF
               THE LOAN AND SECURITY AGREEMENT DATED JUNE 21, 2005

     WHEREAS, Timothy McLaughlin has ceased to serve as Chief Financial Officer of the Eddie Bauer, Inc. (the "COMPANY"), and

     WHEREAS, David Taylor has been appointed interim Chief Financial Officer of the Company; and

     WHEREAS, the Company wishes to terminate Mr. McLaughlin's authority to borrow funds under the Loan and Security Agreement dated June 21, 2005 (the "AGREEMENT"); and

     WHEREAS, the Company wishes to authorize Mr. Taylor to borrow funds under the Agreement; now, therefore, be it

     RESOLVED, that Mr. McLaughlin's authority to borrow funds under, and take any other actions with respect to, the Agreement is terminated effective as of the date hereof; and

     FURTHER RESOLVED, that:

                   Signatures of Additional Authorized Officer

    Name                    Title                           Signature
    ----                    -----                           ---------

David Taylor   Interim Chief Financial Officer
                                                 -------------------------------

is hereby authorized and empowered for and on behalf of the Company to borrow funds and exercise all other rights under the Agreement on behalf of the Company as it shall be necessary for time to time in furtherance of the business of the Company.

     IN WITNESS WHEREOF, the Company has executed this Amendment as of April 14, 2006.

                                        Eddie Bauer, Inc.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                       Exhibit B

                                 LIST OF STORES

                                                                       Exhibit C

                              ADDENDUM TO EXHIBIT C

                                       TO

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

II.  Licenses

1. License Agreement between Eddie Bauer, Inc. and Eddie Bauer International Development LLC dated January 1, 2003.

2. License Agreement between Eddie Bauer, Inc. and Eddie Bauer Diversified Sales LLC dated January 1, 2003.

In addition, the Grantors provide limited licenses to use Necessary Intellectual Property to a number of business partners in the ordinary course of business, including, but not limited to, in connection with gift card perk programs and professional service providers. These arrangements are not material to the business of the Grantors.

                                    AMENDMENT

                                       TO

                                  SCHEDULE 6.3

The following amendments are made to the schedule to reflect the change of name of Distribution Fulfillment Services, Inc. and Speigel Group
Teleservices-Canada, Inc.:

                                       Chief                               Loaction of Collateral
                                   Administrative     Location of Books     in which Loan Party      Places of
Subsidiary of Loan Party               Office            and Records          has an Interest        Business
------------------------        -------------------   -----------------   -----------------------   ----------
Eddie Bauer Fulfillment         6600 Alum Creek       Redmond, WA         6600 Alum Creek Drive,    OH
Services, Inc. (f/k/a           Drive                                     Groveport OH
Distribution Fulfillment        Groveport, OH         Groveport, OH       4545 Fisher Road,
Services, Inc.)                                                           Columbus, OH

Eddie Bauer Customer Services   40 King Street West   Redmond, WA         N/A                       New
Inc. (f/k/a Speigel Group       Toronto, Ontario      Groveport, OH                                 Brunswick,
Teleservices-Canada, Inc.)                                                                          Canada

                                  SCHEDULE 8.4

                       CORPORATE NAME; PRIOR TRANSACTIONS

CHANGES IN LOAN PARTY'S OR ANY SUBSIDIARY'S CORPORATE NAME

     1. Distribution Fulfillment Services, Inc. has changed its name to "Eddie Bauer Fulfillment Services, Inc."

     2. Speigel Group Teleservices-Canada, Inc. has changed its name to "Eddie Bauer Customer Services, Inc."

USE BY ANY LOAN PARTY'S OR ANY OF ITS SUBSIDIARIES OF ANY OTHER FICTITIOUS NAME

N/A

MERGERS, CONSOLIDATIONS OR ACQUISITIONS

Any merger, consolidation, amalgamation, asset acquisition or property acquisition contemplated to take place pursuant to the Plan of Reorganization

                                  SCHEDULE 8.5

                           SUBSIDIARIES AND AFFILIATES

(a)

                                                                          PERCENTAGE OF
                                                                         CAPITAL STOCK /       LOAN PARTY OWNING CAPITAL
                                             STATE OF INCORPORATION OR      MEMBERSHIP     STOCK/MEMBERSHIP INTERESTS IN THE
                SUBSIDIARY                   FORMATION (AS APPLICABLE)    INTEREST OWNED               SUBSIDIARY
                ----------                   -------------------------   ---------------   ---------------------------------
Financial Services Acceptance Corporation             Delaware                 100%        Eddie Bauer Holdings, Inc.
Spiegel Acceptance Corporation                        Delaware                 100%        Eddie Bauer Holdings, Inc.
Eddie Bauer, Inc.                                     Delaware                 100%        Eddie Bauer Holdings, Inc.
Eddie Bauer Fulfillment Services, Inc.                Delaware                 100%        Eddie Bauer, Inc.
Eddie Bauer of Canada, Inc.                            Canada                  100%        Eddie Bauer, Inc.
Eddie Bauer Customer Services Inc.                     Ontario                 100%        Eddie Bauer, Inc.
Eddie Bauer Diversified Sales, LLC                    Delaware                 100%        Eddie Bauer, Inc.
Eddie Bauer Services, LLC                               Ohio                   100%        Eddie Bauer, Inc.
Eddie Bauer International Development, LLC            Delaware                 100%        Eddie Bauer, Inc.
Eddie Bauer Information Technology, LLC               Delaware                 100%        Eddie Bauer, Inc.
Eddie Bauer Japan, Inc.                                Japan                    30%        Eddie Bauer, Inc.
Eddie Bauer GmbH & Co.                                Germany                   40%        Eddie Bauer, Inc.

                                  SCHEDULE 8.10

                               OWNED REAL PROPERTY

                                          Location                City        State
                                          ---------------------   ---------   -----
Eddie Bauer Fulfillment Services, Inc.    6600 Alum Creek Drive   Groveport   OH
Eddie Bauer Information Technology, LLC   800 Pasquinelli Drive   Westmont    IL

                                  SCHEDULE 8.12

      MATERIAL PROPRIETARY RIGHTS; LICENSES OF MATERIAL PROPRIETARY RIGHTS

I.   MATERIAL PROPRIETARY RIGHTS

(a)  Trademark: EDDIE BAUER

COUNTRY                    STATUS       APPLN NO.       REG. NO.        CLASS                  FILING DATE   REG DATE
-------                    ------       ---------       --------        -----                  -----------   --------
US                         Registered   76/446226       2942552         02 Int.                08/30/02      04/19/05
US                         Registered   76/005794       2469401         03 Int., 04            03/21/00      07/17/01
                                                                        Int., 11 Int.
US                         Registered   72/263980       880279          08 Int., 09            02/06/67      11/11/69
                                                                        Int., 18
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 25 Int.
US                         Registered   75/607702       2331757         09 Int.                12/14/98      03/21/00
US                         Registered   75/308052       2265464         09 Int.                06/12/97      07/27/99
US                         Registered   76/021278       2473338         09 Int.                04/10/00      07/31/01
US                         Registered   78/006439       2722528         11 Int.                05/02/00      06/03/03
US                         Registered   78/009388       2564655         12 Int.                05/23/00      04/23/02
US                         Registered   75/753270       2364451         12 Int.                07/16/99      07/04/00
US                         Registered   75/773501       2368565         12 Int., 21            08/10/99      07/18/00
                                                                        Int.
US                         Registered   75/493979       2430268         12 Int.                06/01/98      02/20/01
US                         Registered   76/033390       2490354         16 Int., 18            04/24/00      09/18/01
                                                                        Int.
US                         Registered   75/835097       2447116         18 Int.                11/15/99      04/24/01
US                         Registered   78/006440       2580307         18 Int.                05/02/00      06/11/02
US                         Registered   78/006442       2589917         20 Int.                05/02/00      07/02/02
US                         Registered   75/281248       2237509         20 Int.                04/25/97      04/06/99
US                         Registered   78/006445       2534952         21 Int.                05/02/00      01/29/02
US                         Registered   75/835095       2483518         22 Int.                11/15/99      08/28/01
US                         Registered   78/006450       2722529         22 Int.                05/02/00      06/03/03
US                         Registered   75/491541       2308646         24 Int.                05/26/98      01/18/00
US                         Registered   75/425175       2482728         24 Int., 27            01/29/98      08/28/01
                                                                        Int.
US                         Registered   75/586780       2325813         25 Int.                11/12/98      03/07/00
US                         Registered   76/431073       2892465         28 Int.                07/16/02      10/12/04
US                         Registered   75/406799       2199981         30 Int.                12/16/97      10/27/98
US                         Registered   75/491542       2251500         35 Int.                05/26/98      06/08/99
US                         Registered   451583          994152          42 Int.                03/15/73      09/24/74
Canada                     Registered   1017545         TMA546820       03 Int., 04            06/02/99      06/20/01
                                                                        Int.
Japan                      Registered   36234           1388181         17 Int.                03/31/75      08/30/79
Japan                      Registered   5-110981        3217063         08 Int.                11/02/93      10/31/96

Japan                      Registered   5-110982        3201762         09 Int.                11/02/93      09/30/96
Japan                      Registered   5-110983        3201763         10 Int.                11/03/93      10/01/96
Japan                      Registered   5-110984        3201764         11 Int.                11/04/93      10/02/96
Japan                      Registered   5-110985        3201765         12 Int.                11/05/93      10/03/96
Japan                      Registered   5-110986        3201766         13 Int.                11/06/93      10/04/96
Japan                      Registered   5-110987        3201767         14 Int.                11/07/93      10/05/96
Japan                      Registered   5-110988        3201768         15 Int.                11/08/93      10/06/96
Japan                      Registered   5-110989        3201769         16 Int.                11/09/93      10/07/96
Japan                      Registered   5-110990        3201770         17 Int.                11/10/93      10/08/96
Japan                      Registered   5-110991        3201771         18 Int.                11/11/93      10/09/96
Japan                      Registered   5-110992        3201772         19 Int.                11/12/93      10/10/96
Japan                      Registered   5-110993        3201773         20 Int.                11/13/93      10/11/96
Japan                      Registered   5-110994        3201774         21 Int.                11/14/93      10/12/96
Japan                      Registered   5-110995        3201775         22 Int.                11/15/93      10/13/96
Japan                      Registered   5-110996        3201776         23 Int.                11/16/93      10/14/96
Japan                      Registered   5-110986        320-9622        14 Int.                11/02/93      10/31/96
Japan                      Registered                   1357258         24 Int.                03/31/75      11/28/78
Germany                    Registered   B9735116WZ      2074047         16 Int., 20            12/22/92      12/22/92
                                                                        Int., 24
                                                                        Int., 25 Int.
Germany                    Registered   39524347.5      39524347        14 Int., 18            06/12/95      05/08/96
                                                                        Int., 35 Int.
Argentina                  Registered   2052552         1915147         25 Int.                10/11/96      02/26/03
Australia                  Registered   645509          645509          16 Int., 18            11/11/94      06/24/03
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 42 Int.
Australia                  Registered   938740          938740          09 Int.                12/24/02      02/11/04
Australia                  Pending      937199                          25 Int.                12/10/02
Australia                  Registered   938843          938843          06 Int., 09            12/24/02      10/07/04
                                                                        Int., 14
                                                                        Int., 18 Int.
Austria                    Registered   AM4380/94       158118          16 Int., 18            08/31/94      05/22/95
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int., 35 Int.
Bahamas                    Unfiled                                      13 Local
Bahamas                    Unfiled                                      38 Local
Bahamas                    Pending                                      50 Local
Bahamas                    Unfiled                                      22 Local

Benelux                    Registered   839524          562322          16 Int., 18            12/22/94      12/22/94
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int., 35 Int.
Bolivia                    Registered   1257            62414-C         25 Int.                03/27/95      11/01/96
Bolivia                    Registered   1258            62433-C         42 Int.                03/27/95      11/01/96
Bolivia                    Registered   1259            62419-C         24 Int.                03/27/95      11/01/96
Bolivia                    Registered   1260            62418-C         20 Int.                03/27/95      11/01/96
Bolivia                    Registered   1261            62420-C         18 Int.                03/27/95      11/01/96
Bolivia                    Registered   1262            62421-C         16 Int.                03/27/95      11/01/96
Cayman Islands             Unfiled                                      18 Int., 19
                                                                        Int., 20
                                                                        Int., 25
                                                                        Int., 28 Int.
Chile                      Registered   447726          558330          35 Int.                04/28/99      01/12/00
Chile                      Registered   376138          550597          24 Int., 25            05/02/97      10/21/99
                                                                        Int.
Chile                      Pending      463903                          42 Int.                10/05/99
China (Peoples Republic)   Registered   95036983        943552          35 Int.                04/04/95      02/07/97
China (Peoples Republic)   Registered   95036988        925488          25 Int.                04/04/95      01/07/97
China (Peoples Republic)   Registered   95036987        928837          24 Int.                04/04/95      01/14/97
China (Peoples Republic)   Registered   95036986        933743          20 Int.                04/04/95      01/21/97
China (Peoples Republic)   Registered   95036985        913096          18 Int.                04/04/95      12/14/96
China (Peoples Republic)   Registered   95036984        932264          16 Int.                04/04/95      01/21/97
China (Peoples Republic)   Registered   2001023154      1751950         25 Int.                02/22/01      04/21/02
Colombia                   Registered   95.035.665      181888          18 Int.                08/10/95      11/29/95
Colombia                   Registered   95.035.661      181877          42 Int.                08/10/95      11/29/95
Colombia                   Registered   95/035/662      181885          25 Int.                08/10/95      11/29/95
Colombia                   Registered   95.035.666      181838          16 Int.                08/10/95      11/29/95
Colombia                   Registered   95.035.663      181886          24 Int.                08/10/95      11/29/95
Colombia                   Registered   95.035.664      181887          20 Int.                08/10/95      11/29/95

Czech Republic             Pending      178214                          18 Int., 21            03/25/02
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int., 42 Int.
Dominican Republic         Registered   99160243        100435          25 Int.                08/26/98      10/30/98
Dominican Republic         Registered   99160256        100446          25 Int.                08/26/98      10/30/98
Ecuador                    Registered   55379           208696          24 Int.                03/23/95      11/13/96
Ecuador                    Registered   55380           208796          25 Int.                03/23/95      11/13/96
Ecuador                    Registered   55381           45696           42 Int.                03/23/95      10/16/96
Ecuador                    Registered   55377           208496          18 Int.                03/23/95      11/13/96
Ecuador                    Registered   55376           2083-96         16 Int.                03/23/95      11/13/96
Ecuador                    Registered   55378           208596          20 Int.                03/23/95      11/13/96
France                     Registered   94/535,788      94535788        16 Int., 18            09/13/94      09/13/94
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int., 35 Int.
Honduras                   Registered   13995/98        76583           25 Int.                11/09/98      02/02/00
Hong Kong                  Registered   94/14552        199801404AA     16 Int., 18            12/06/94      12/20/96
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int., 42 Int.
Indonesia                  Registered   d95-10296       359900          25 Int.                06/15/95      06/15/95
Indonesia                  Registered                   260691 Rene     18 Int., 25                          06/29/90
                                                                        Int.
Ireland                    Registered   94/4800         219537          35 Int., 42            07/13/95      07/01/96
                                                                        Int.
Ireland                    Registered   94/4797         166958          20 Int.                07/13/95      07/13/95
Ireland                    Registered   94/4796         166947          18 Int.                07/13/95      07/13/95
Ireland                    Registered   74/4795         166946          16 Int.                07/13/95      07/13/95
Ireland                    Registered   94/4799         166950          25 Int.                07/13/95      07/13/95
Ireland                    Registered   94/4798         166949          24 Int.                07/13/95      07/13/95
Italy                      Registered   MI95C000394     722859          16 Int., 18            01/17/95      01/17/95
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int., 42 Int.
Jamaica                    Pending      46780                           19 Int.                05/06/05
Jamaica                    Pending      46778                           25 Int.                05/06/05
Jamaica                    Pending      46781                           18 Int.                05/06/05
Jamaica                    Pending      46782                           12 Int.                05/11/05
Jamaica                    Pending      46779                           20 Int.                05/06/05
Jamaica                    Pending      46796                           28 Int.                05/11/05

Mauritius                  Pending      MU/M/05/02839                   25 Int.                02/15/05
Mexico                     Registered   192668          459368          03 Int.                03/03/94      03/03/94
Mexico                     Registered   189848          486135          42 Int.                02/03/94      02/03/94
Mexico                     Renewed      165155          504655          20 Int.                04/12/93      04/12/03
Mexico                     Renewed      165157          475793          24 Int.                04/12/93      04/12/03
Mexico                     Registered   195651          520326          28 Int.                04/07/94      04/07/94
Mexico                     Registered   192706          459389          12 Int.                03/03/94      03/03/94
Mexico                     Registered   165156          455617          42 Int.                04/12/93      04/12/93
Mexico                     Registered   192660          459364          30 Int.                03/03/94      03/03/94
Mexico                     Registered   192667          459367          14 Int.                03/03/94      03/03/94
Mexico                     Registered   192662          459366          21 Int.                03/03/94      03/03/94
Mexico                     Registered   148337          431820          16 Int.                08/26/92      08/26/92
Mexico                     Registered   148336          526940          25 Int.                08/26/92      08/26/92
Mexico                     Registered   148340          447913          42 Int.                08/26/92      08/26/92
New Zealand                Registered   670887          670887          09 Int.                12/24/02      06/23/03
New Zealand                Registered   669972          669972          06 Int.                12/11/02      05/10/04
Paraguay                   Registered   23843-96        229943          25 Int.                11/18/96      11/13/00
Philippines                Pending      42004011047                     12 Int.                11/23/04
Portugal                   Registered   311579          311579          16 Int., 18            07/20/95      06/03/96
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int., 35 Int.
Puerto Rico                Unfiled                                      12 Int.
Puerto Rico                Unfiled                                      20 Int.
Puerto Rico                Unfiled                                      25 Int.
Puerto Rico                Unfiled                                      18 Int.
Puerto Rico                Unfiled                                      28 Int.
Puerto Rico                Unfiled                                      19 Int.
Singapore                  Pending      T05/00847J                      25 Int.                01/25/05
Spain                      Registered   1977399         1977399         16 Int.                07/19/95      02/05/96
Spain                      Registered   1977401         1977401         20 Int.                07/19/95      02/05/96
Spain                      Registered   1977402         1977402         24 Int.                07/19/95      02/05/96
Spain                      Registered   2111150         2111150         35 Int.                08/25/97      10/05/98
Sri Lanka                  Pending      123712                          25 Int.                02/10/05
Switzerland                Registered   5108/19937      409690          16 Int., 20            04/01/93      04/01/93
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int., 42 Int.

Switzerland                Registered   8287/1995.7     431504          18 Int.                06/15/95      06/15/95
Taiwan                     Registered   87061280        901678          25 Int.                12/21/98      08/16/00
United Kingdom             Registered   2024571         2024571         35 Int.                06/21/95      06/21/96
United Kingdom             Registered   1522622         1522622         20 Int.                12/23/92      06/10/94
United Kingdom             Registered   1522621         1522621         16 Int.                12/23/92      11/11/94
United Kingdom             Registered   2023636         2023636         16 Int., 18            06/10/95      12/27/96
                                                                        Int.
United Kingdom             Registered   1522623         1522623         24 Int.                12/23/92      06/10/94
Venezuela                  Pending      15691-94        P210130         25 Int.                11/24/94      02/26/99

(b)  Trademark: EDDIE BAUER

COUNTRY                    STATUS       APPLN NO.       REG. NO.        CLASS                  FILING DATE   REG DATE
-------                    ------       ---------       --------        -----                  -----------   --------
US                         Registerd    76/431074       2892466         28 Int.                07/16/02      10/12/04
US                         Registerd    75/491540       2274112         16 Int.                05/26/98      08/31/99
US                         Registerd    75/607522       2331753         09 Int.                12/15/98      03/21/00
US                         Registerd    75/491525       2249698         35 Int.                05/26/98      06/01/99
US                         Registerd    72/263981       880280          08 Int., 09            02/06/67      11/11/69
                                                                        Int., 14
                                                                        Int., 18
                                                                        Int., 20
                                                                        Int., 24
                                                                        Int., 25
                                                                        Int.
US                         Registerd    621502          1447361         12 Int.                09/22/86      07/14/87
US                         Registerd    75/308050       2257761         09 Int.                06/12/97      06/29/99
US                         Registerd    76/446225       2942551         02 Int.                08/30/02      04/19/05
Canada                     Registerd    374554          TMA225694       35 Int.                04/23/74      01/27/78
Canada                     Registerd    478602          TMA307215       25 Int., 35            11/20/81      09/20/85
                                                                        Int.
Canada                     Registerd    504150          383729          12 Int.                05/26/83      05/03/91
Canada                     Registerd    289643          TMA156446       25 Int., 35            05/22/65      04/19/68
                                                                        Int.

Japan                      Registered   55-054694       1710871         18 Int.                07/04/80      08/28/84
Japan                      Registered   55-054696       1700228         24 Int.                07/04/80      07/25/84
Japan                      Registered   55-068610       1700231         12 Int.                08/22/80      07/25/84
Japan                      Registered   5-112918        3209635         31 Int.                11/08/93      10/31/96
Japan                      Registered   55-068608       1666278         09 Int.                08/22/80      03/22/84
Japan                      Registered   6-41571         3242185         14 Int.                04/22/94      12/25/96
Japan                      Registered   55-068611       1691415         08 Int.                08/22/80      06/21/84
Japan                      Registered   55-054695       1672356         25 Int.                07/04/80      03/22/84
Japan                      Registered   55-068612       1691416         19 Int.                08/22/80      06/21/84
Japan                      Registered   55-068614       1672363         22 Int.                08/22/80      03/22/84
Japan                      Registered   5-112917        3201768         30 Int.                11/08/93      09/30/96
Japan                      Registered   6-47706         3343547         11 Int.                05/13/94      09/05/97
Japan                      Registered   5-112915        3209633         24 Int.                11/08/93      10/31/96
Japan                      Registered   5-112914        3223118         22 Int.                11/08/93      11/29/96
Japan                      Registered   5-112913        3217067         20 Int.                11/08/93      10/31/96
Japan                      Registered   5-112912        3270241         13 Int.                11/08/93      03/12/97
Japan                      Registered   5-112911        3236089         09 Int.                11/08/93      12/25/96
Japan                      Registered   5-80455         3201735         16 Int.                07/30/93      09/30/96
Japan                      Registered   16259           1453370         20 Int., 21 Int., 22   03/19/76      01/30/81
                                                                        Int., 25 Int., 27
                                                                        Int., 28 Int
Japan                      Registered   55-068613       1666279         20 Int.                08/22/80      03/22/84
Japan                      Registered   5-112916        3200892         29 Int.                11/08/93      09/30/96
Germany                    Registered   39524754        39524754        18 Int., 24 Int.,      06/14/95      12/28/95
                                                                        25 Int

Bermuda                    Pending      42359                           12 Int.                09/15/05
Bermuda                    Pending      42362                           20 Int.                09/15/05
Bermuda                    Pending      42360                           18 Int.                09/15/05
Bermuda                    Pending      42361                           19 Int.                09/15/05
Bermuda                    Pending      42363                           25 Int.                09/15/05
Bermuda                    Pending      42364                           28 Int.                09/15/05
Trinidad and Tobago        Published    36115                           12 Int., 18 Int., 19   05/23/05
                                                                        Int., 20 Int., 25
                                                                        Int., 28 Int
Australia                  Registered   938739          938739          09 Int.                12/24/02      02/11/04
Australia                  Registered   937046          937046          06 Int., 09 Int.,      12/09/02      11/11/04
                                                                        14 Int., 18 Int.,
                                                                        20 Int
Australia                  Pending      645507                          25 Int.                11/11/94
Austria                    Registered   AM4381/94       155082          25 Int.                08/31/94      10/31/94
Benelux                    Registered   839525          562323          18 Int., 24 Int.,      12/22/94      12/22/94
                                                                        25 Int
Bolivia                    Registered   1265            62416-C         25 Int.                03/27/95      11/01/96
China (Peoples Republic)   Registered   95036989        925486          25 Int.                04/04/95      01/07/97
Colombia                   Registered   95039343        181988          25 Int.                08/30/95      12/13/95
Ecuador                    Registered   55374           208196          25 Int.                03/23/95      11/13/96
France                     Registered   94/535789       94/535789       25 Int.                09/13/94      09/13/94
Hong Kong                  Registered   94/14551        1403/1998       25 Int.                12/06/94      12/20/96
Ireland                    Registered   94/4801         167741          25 Int.                07/13/95      07/13/95
Italy                      Registered   MI95C000538     734591          25 Int.                01/20/95      01/20/95

Korea, Republic of         Registered   8050/1998       449808          16 Int.                03/25/98      06/23/99
Mexico                     Registered   192690          459382          24 Int.                03/03/94      03/03/94
Mexico                     Registered   192689          459381          16 Int.                03/03/94      03/03/94
Mexico                     Registered   192688          520324          18 Int.                03/03/94      03/03/94
Mexico                     Registered   192687          459380          14 Int.                03/03/94      03/03/94
Mexico                     Registered   192681          459377          03 Int.                03/03/94      03/03/94
Mexico                     Registered   192680          459376          21 Int.                03/03/94      03/03/94
Mexico                     Registered   192693          459385          12 Int.                03/03/94      03/03/94
Mexico                     Registered   195652          5203727         28 Int.                04/07/94      04/07/94
Mexico                     Registered   192845          459390          22 Int.                03/04/94      03/04/94
Mexico                     Registered   194242          471740          42 Int.                03/22/94      03/22/94
Mexico                     Registered   192696          500236          25 Int.                03/03/94      03/03/94
New Zealand                Registered   670888          670888          09 Int.                12/24/02      06/26/03
Panama                     Registered   76095           76095           25 Int.                06/26/95      06/26/95
Peru                       Registered   253633          22749           25 Int.                10/27/94      01/22/96
Philippines                Pending      42004011048                     12 Int.                11/23/04
Portugal                   Registered   311580          311580          25 Int.                07/20/95      06/03/96
Switzerland                Registered   8286/1995.5     431434          25 Int.                06/15/95      06/15/95
United Kingdom             Registered   2023643         2023643         25 Int.                06/10/95      12/20/96
United Kingdom             Registered   1522624         1522624         25 Int.                12/23/92      10/05/96
Uruguay                    Registered   324254          324254          25 Int., 35 Int.       07/05/00      04/11/03
New Zealand                Registered   669971          669971          06 Int.                12/11/02      05/10/04

(c) Trademark: EDDIE BAUER

COUNTRY                      STATUS        APPLN NO.       REG. NO.             CLASS          FILING DATE   REG DATE
-------                    ----------   -------------   -------------   --------------------   -----------   ---------
US                         Registered   75/484446       2249685         35 Int.                05/13/98      06/01/99
Japan                      Registered   5-114558        3242033         18 Int.                11/12/93      12/25/96
Japan                      Registered   5-114567        3239629         31 Int.                11/12/93      12/25/96
Japan                      Registered   5-114566        3244946         30 Int.                11/12/93      01/31/97
Japan                      Registered   5-114564        3236092         28 Int.                11/12/93      12/25/96
Japan                      Registered   5-114562        3264779         24 Int.                11/12/93      02/24/97
Japan                      Registered   5-114561        3282490         22 Int.                11/12/93      04/18/97
Japan                      Registered   5-114559        3259909         20 Int.                11/12/93      02/24/97
Japan                      Registered   5-114565        3244945         29 Int.                11/12/93      01/31/97
Japan                      Registered   T-114557        3283561         16 Int.                11/12/93      04/18/97
Japan                      Registered   5-114556        3242183         14 Int.                11/12/93      12/25/96
Japan                      Registered   5-114553        3284821         11 Int.                11/12/93      04/18/97
Japan                      Registered   5-114552        3270243         09 Int.                11/12/93      03/12/97
Japan                      Registered   5-114551        3284820         08 Int.                11/12/93      04/18/97
Japan                      Registered   5-114555        3277696         13 Int.                11/12/93      04/11/97
Japan                      Registered   5-114554        3277695         12 Int.                11/12/93      04/11/97
Japan                      Registered   5-114560        3289260         21 Int.                11/12/93      04/25/97
Japan                      Registered   5-114563        3250459         25 Int.                11/12/93      01/31/97
Germany                    Registered   39524753.5      39524753        18 Int., 24 Int.,
                                                                        25 Int.                 6/14/95      01/24/97
Benelux                    Registered   839543          562324          18 Int., 24 Int.,
                                                                                               12/22/94      12/22/94
Bolivia                    Registered   1266            62415-C         25 Int.                 3/27/95      11/01/96
Brazil                     Registered   817934634       817934634       25 Int.                  8/8/94      10/01/96
China (Peoples Republic)   Registered   95036990        943415          25 Int.                  4/4/95      01/21/97
Colombia                   Registered   95035667        287986          25 Int.                 8/10/95      04/23/03
Ecuador                    Registered   55375           208296          25 Int.                 3/23/95      11/13/96
European Community         Pending      1395284         1395284         16 Int., 25 Int.,
                                                                        35 Int.                11/24/99      11/24/02
France                     Registered   94/535790       94/535790       25 Int.                 9/13/94      09/13/94
Hong Kong                  Registered   94/14558        01925 of 1999   25 Int.                 12/6/94      12/20/96
Ireland                    Registered   94/4802         167087          25 Int.                 7/13/95      07/13/95
Italy                      Registered   MI95C000536     722971          25 Int.                 1/17/95      01/17/95

Korea, Republic of         Registered   8051/1998       449809          16 Int.                 3/25/98      06/23/99
Mexico                     Registered   192717          459797          16 Int.                  3/3/94      03/03/94
Mexico                     Registered   192718          467863          18 Int.                  3/3/94      03/03/94
Mexico                     Registered   192710          467860          14 Int.                  3/3/94      03/03/94
Mexico                     Registered   195684          517017          09 Int.                  4/7/94      04/07/94
Mexico                     Registered   192846          459800          22 Int.                  3/3/94      03/03/94
Mexico                     Registered   192721          459798          21 Int.                  3/3/94      03/03/94
Mexico                     Registered   192684          467858          03 Int.                  3/3/94      03/03/94
Mexico                     Registered   192719          462323          20 Int.                  3/3/94      03/03/94
Mexico                     Registered   195653          472637          28 Int.                  4/7/94      04/07/94
Mexico                     Registered   192716          459796          25 Int.                  3/3/94      03/03/94
Mexico                     Registered   192715          462322          24 Int.                  3/3/94      03/03/94
Mexico                     Registered   192709          520325          08 Int.                  3/3/94      03/03/94
Mexico                     Registered   192685          520323          11 Int.                  3/3/94      03/03/94
Mexico                     Registered   192720          462324          12 Int.                  3/3/94      03/03/94
Mexico                     Registered   192714          475814          42 Int.                  3/3/94      03/03/94
Portugal                   Registered   311581          311581          25 Int.                 7/20/95      06/03/96
Spain                      Registered   1977406         1977406         25 Int.                 7/19/95      02/05/96
Switzerland                Registered   8285/1995.3     431450          25 Int.                 6/15/95      06/15/95
Taiwan                     Registered   87061279        917864          25 Int.                12/21/98      12/01/00
United Kingdom             Registered   2024572         2024572         25 Int.                 6/21/95      01/31/97
Venezuela                  Registered   15692-94        P210131         25 Int.                11/24/94      02/26/99

II.  LICENSES OF MATERIAL PROPRIETARY RIGHTS

(a) Third Party Product Licenses

              LICENSOR                        LICENSEE                  PRODUCT CATEGORY        EFFECTIVE DATE
              --------                        --------                  ----------------        --------------
1  Eddie Bauer Diversified Sales,   3 Day Blinds, Inc.             Window Coverings                 5/1/2004
   LLC

2  Eddie Bauer Diversified Sales    American Recreation Products   Camping Equipment               7/18/2000

3  Eddie Bauer Diversified Sales    American Recreation Products   Pet Accessories                 12/1/2004

4  Eddie Bauer Diversified Sales    Baby Boom Consumer Products    Infant Diaper Bags             12/16/2002

5  Eddie Bauer Diversified Sales    Coast Cutlery                  Multi-Tools                     6/00/2001

6  Eddie Bauer Diversified Sales    Cosco                          Children's Travel Related      12/17/2003
                                                                   Products and Children's
                                                                   Portable Furniture

7  Eddie Bauer Diversified Sales    Crown Crafts Infant Products   Infant Bedding, Blankets,      10/15/2002
                                                                   Accessories, Bib and Bath

8  Eddie Bauer Diversified Sales    E & E                          Fashion Bedding                10/26/2005

9  Eddie Bauer Diversified Sales    Ford Motor                     Vehicles                        7/21/2004

10 Eddie Bauer Diversified Sales    Franco Apparel Group           Children's Apparel               1/1/2004

11 Eddie Bauer Diversified Sales    Gold Bug                       Infant Travel Accessories        1/1/2003

12 Eddie Bauer Diversified Sales    InGEAR                         Soft Coolers and Insulated       6/7/2002
                                                                   Carriers

13 Eddie Bauer Diversified Sales    Lane Furniture Industries      Home Furnishing Products        6/17/1997

14 Eddie Bauer Diversified Sales    Lowe's Companies               Paint                           3/26/2003

15 Eddie Bauer Diversified Sales    Motion Systems                 Camera, Camcorder & Audio        5/1/2002
                                                                   Bags

16 Eddie Bauer Diversified Sales    Pacific Market International   Insulated Product to Hold        4/5/2002
                                                                   and Transport Food and/or
                                                                   Beverages

17 Eddie Bauer Diversified Sales    Skyway Luggage Co.             Luggage & Travel                9/17/2002
                                                                   Accessories

18 Eddie Bauer Diversified Sales    Sportcraft, Ltd.               Sports Equipment                1/21/2002

(b) Affiliate Licenses

1. Distribution and License Agreement (Retail/Mailorder) between Eddie Bauer, Inc. and Eddie Bauer GmbH & Co dated June 6, 1995.*

2. Distribution and License Agreement (Retail) between Eddie Bauer, Inc. and Eddie Bauer Japan, Inc. dated December 28, 1993.*

3. Agreement (Mail Order) between Eddie Bauer, Inc. and Otto-Sumisho, Inc. dated December 28, 1993.*

4. Trademark/Copyright License Agreement between Eddie Bauer, Inc. and Eddie Bauer of Canada, Inc. dated January 1, 1996.*

5. License Agreement between Eddie Bauer, Inc. and Eddie Bauer International Development LLC dated January 1, 2003.

6. License Agreement between Eddie Bauer, Inc. and Eddie Bauer Diversified Sales LLC dated January 1, 2003.

* These contracts were assigned to Eddie Bauer International Development LLC by Eddie Bauer, Inc. pursuant to an Assignment of Certain Rights dated January 1, 2003.

(c) Ordinary Course Licenses. In addition, the Loan Parties provide limited licenses to use material Proprietary Rights to a number of business partners in the ordinary course of business, including, but not limited to, in connection with gift card perk programs, professional service providers. These arrangements are not material to the business of the Loan Parties.

                        AMENDMENT TO AUTHORIZED OFFICERS
                           PURSUANT TO SECTION 2.2(C)
                                       OF
               THE LOAN AND SECURITY AGREEMENT DATED JUNE 21, 2005

     WHEREAS, Timothy McLaughlin has ceased to serve as Chief Financial Officer of the Eddie Bauer, Inc. (the "COMPANY"), and

     WHEREAS, David Taylor has been appointed interim Chief Financial Officer of the Company; and

     WHEREAS, the Company wishes to terminate Mr. McLaughlin's authority to borrow funds under the Loan and Security Agreement dated June 21, 2005 (the "AGREEMENT"); and

     WHEREAS, the Company wishes to authorize Mr. Taylor to borrow funds under the Agreement; now, therefore, be it

     RESOLVED, that Mr. McLaughlin's authority to borrow funds under, and take any other actions with respect to, the Agreement is terminated effective as of the date hereof; and

     FURTHER RESOLVED, that:

                   SIGNATURES OF ADDITIONAL AUTHORIZED OFFICER

    Name                    Title                           Signature
    ----                    -----                           ---------


David Taylor   Interim Chief Financial Officer
                                                 -------------------------------

is hereby authorized and empowered for and on behalf of the Company to borrow funds and exercise all other rights under the Agreement on behalf of the Company as it shall be necessary for time to time in furtherance of the business of the Company.

     IN WITNESS WHEREOF, the Company has executed this Amendment as of April 14, 2006.

                                        Eddie Bauer, Inc.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                 LIST OF STORES

TYPE                     STREET ADDRESS                         CITY         STATE       ZIP        TELEPHONE
----      --------------------------------------------   -----------------   -----   ----------   ------------
Apparel   600 Pine St., Suite 230                        Seattle             WA      98101        206-622-2766
Outlets   1863 Gettyburg Village Dr. Suite A6            Gettysburg          PA      17325        717-334-7772
Apparel   109th & Princess Elizabeth Ave, #145           Edmonton            AB      T5G 3A6      780-474-8545
Apparel   118 Bellevue Square                            Bellevue            WA      98004        425-453-0450
Apparel   2393 W. Edmonton Mall                          Edmonton            AB      T5T 4M2      780-444-1440
Apparel   100 Toronto Dominion Square                    Calgary             AB      T2P 2Y9      403-261-8706
Apparel   202 Edmonton Centre                            Edmonton            AB      T5J 4H5      780-428-7044
Apparel   297 Oakbrook Center - Space A                  Oakbrook            IL      60523        630-574-8060
Outlets   4540 Highway 54, Suite J1                      Osage Beach         MO      65065        573 348-0053
Apparel   2214 Southdale Center                          Edina               MN      55435        952-925-1225
Apparel   E329 Woodfield Mall                            Schaumburg          IL      60173        847-619-0909
Apparel   3155 28th Street SE, Sp, G6                    Grand Rapids        MI      49512        616-949-0421
Apparel   2076 Clackamas Town Center                     Portland            OR      97266        503-653-8430
Apparel   25 The West Mall, Sp. 1051                     Etobicoke           ON      M9C 1B8      416-622-9531
Apparel   1961 Chain Bridge Road                         McLean              VA      22102        703-893-4483
Outlets   220 Fashion Way                                Burlington          WA      98233-3242   360 707-0334
Apparel   2800 West Big Beaver Road, Ste Q107            Troy                MI      48084        248-816-8428
Outlets   755 S.Grand Central Parkway, #1463             Las Vegas           NV      89106        702-387-5557
Apparel   101 Hawthorn Center                            Vernon Hills        IL      60061        847-680-8607
Apparel   12715 Wayzata Blvd                             Minnetonka          MN      55343        952-593-9111
Apparel   27394 Novi Road #A-203                         Novi                MI      48377        248-348-4411
Outlets   6750 W Frontage Rd. Suite 321                  Medford             MN      55049        507 446-5866
Apparel   2855 Stevens Creek Blvd. #1107                 Santa Clara         CA      95050        408-243-4747
Apparel   2800 North Main, Sp 316                        Santa Ana           CA      92701        714-543-4010
Apparel   3251 20th Ave., Sp 147                         San Francisco       CA      94132        415-664-9262
Apparel   11715-U Fair Oaks Mall, Sp J225                Fairfax             VA      22033        703-273-7728
Apparel   400 Commons Way, Sp 163                        Bridgewater         NJ      08807        908-707-9330
Apparel   100 Anderson Road SE, Cru, Sp 557D             Calgary             AB      T2J 3V1      403-278-6440
Apparel   2500 North Mayfair Road, Sp 432                Wauwatosa           WI      53226        414-475-7114
Apparel   5001 Monroe Street, Sp 248                     Toledo              OH      43623        419-471-1002
Apparel   2301 Glendale Galleria, Sp 3A                  Glendale            CA      91210        818-240-7273
Apparel   9524 SW Washington Square Blvd., Sp 7B         Tigard              OR      97223        503-624-0704
Apparel   130 South Hope Ave.                            Santa Barbara       CA      93105        805-687-1300
Apparel   1 Burlington Mall, Sp B22                      Burlington          MA      01803        781-273-2555
Apparel   1800 Sheppard Ave. E, Sp 105                   Willowdale          ON      M2K 2X8      416-490-9444
Apparel   2060 Burnsville Center                         Burnsville          MN      55306        952-892-6868
Apparel   8701 Keystone Crossing Drive, Sp 17            Indianapolis        IN      46240        317-575-9857
Apparel   4505 La Jolla Village Drive                    San Diego           CA      92122        858-552-9224
Apparel   50 Holyoke Street, Sp E278                     Holyoke             MA      01040        413-534-3181
Apparel   3000 184th Street SW. Sp 460-468               Lynnwood            WA      98037        425-774-8678
Apparel   710 Northgate Mall                             Seattle             Wa      98125        206-367-7767
Outlets   1000 Tanger Drive, Suite 307                   Locust Grove        GA      30248        770 914-8808
Apparel   7875 Montgomery Road, Sp U-435                 Cincinnati          OH      45236        513-984-0033
Outlets   15635 East Broadway                            Veradale            WA      99037        509 927-4334
Outlets   7923-B Greenback Lane                          Citrus Heights      CA      95610        916-722-7210

Apparel   204 Briarwood Circle, Sp G145A                 Ann Arbor           MI      48108        734-761-5740
Apparel   255 Chesterfield Mall Drive Sp 640             Chesterfield        MO      63017        636-537-9721
Outlets   1000 Route 611, Suite C-10                     Tannersville        PA      18372        570-629-2240
Apparel   563 Route 35                                   Shrewbury           NJ      07702        732-530-4649
Apparel   364 Maine Mall Road, Space E-113               So. Portland        ME      04106        207-775-6074
Apparel   18 West County Center #1050                    Des Peres           MO      63131        314-965-6462
Apparel   120 Orland Square, Sp A-06                     Orland Park         IL      60462        708-403-7177
Apparel   301 Mount Hope Ave #1082                       Rockaway            NJ      07866        973-361-0855
Apparel   320 West 5th Ave., Sp 216                      Anchorage           AK      99501        907-279-6606
Apparel   6191 S. State St., Sp 208                      Murray              UT      84107        801-265-0120
Apparel   7014 East Camelback Road,  #1060               Scottsdale          AZ      85251        480-481-0271
Outlets   14500 W. Colfax Avenue, Suite 421              Lakewood            CO      80401        720-497-1481
Apparel   37552 West Six Mile Rd                         Livonia             MI      48152        734-462-9305
Outlets   7700 120th Avenue, #48                         Kenosha             WI      53142        262-857-7061
Outlets   1475 N Burkhart Rd, Ste G340                   Howell              MI      48855        517 552-9206
Apparel   50 Rideau, Unit 308                            Ottawa              ON      K1N 9J7      613-567-3010
Apparel   1689 Arden Way, Sp 1268                        Sacramento          CA      95815        916-929-7071
Apparel   1982 Grand River Ave., Sp 621                  Okemos              MI      48864        517-347-6788
Apparel   4800 S. Hulen St., Sp 125                      Ft. Worth           TX      76132        817-370-9196
Apparel   340 SW Morrison #1380                          Portland            OR      97204        503-225-0213
Apparel   2055 West St.#17                               Germantown          TN      38138        901-758-1481
Apparel   5015 Westheimer, Ste. 3320                     Houston             TX      77056        713-840-0060
Outlets   1444 State Route 9, Bldg. 3 Space 1            Lake George         NY      12845        518-793-2047
Outlets   149 East Wears Valley Road                     Pigeon Forge        TN      37863        423-453-0468
Apparel   117 East Towne Mall                            Madison             WI      53704        608-246-0229
Apparel   49 West Towne Mall                             Madison             WI      53719        608-833-7300
Outlets   1500 SE East Devils Lake Road, Suite 312       Lincoln City        OR      97367        541-994-2220
Apparel   350 N. Milwaukee, #1319                        Boise               ID      83704        208-375-0031
Outlets   2700 Potomac Mills Circle Ste 62               Prince William      VA      22192        703-490-3855
Outlets   12330 James St                                 Holland             MI      49424        616-393-9333
Apparel   186 Rosedale Center, #735                      Roseville           MN      55113        651-639-8466
Outlets   48650 Seminole Dr., Bldg. J240                 Cabazon             CA      92230        951-922-9202
Outlets   500 Citadel Dr. #404                           City of Commerce    CA      90040        323-725-1858
Apparel   3000 E. First Ave., Ste B204-A                 Denver              CO      80206        303-377-2100
Apparel   751 Park Royal                                 W. Vancouver        BC      V7V 1H9      604-925-0858
Apparel   9704 Carousel Center Dr. #C-205                Syracuse            NY      13290        315-466-0022
Apparel   10300 Little Patuxent Pkwy, Sp 2102            Columbia            MD      21044        410-740-9540
Apparel   1260 Fox Valley                                Aurora              IL      60504        630-978-1888
Apparel   638 Mayfair Shopping Centre                    Victoria            BC      V8Z 6E3      250-383-1322
Apparel   6650 S. Westnedge, Ste 136                     Portage             MI      49024        269-324-9199
Apparel   3301 Veterans Blvd                             Metairie            LA      70002        504-836-2866
Apparel   3320 Silas Creek Pkwy #EU-5508                 Winston-Salem       NC      27103        336-659-9883
Apparel   7007 Friars RD Ste 222                         San Diego           CA      92108        619-688-6544
Outlets   3001 S. Washburn, Ste #E-80                    Oshkosh             WI      54904        920-426-5011
Outlets   214 S. McClesky #818                           Boaz                AL      35957        256-593-0500
Outlets   1111 North Roosevelt #100                      Seaside             OR      97138        503-738-2036
Apparel   4325 Glenwood Ave. Space 1087                  Raleigh             NC      27612        919-571-1571
Apparel   5000 Highway 7, Unit 438                       Markham             ON      L3R 4M9      905-513-6969

Outlets   1295 Marina Blvd.                              San Leandro         CA      94577        510-895-1484
Outlets   5711-27 Richmond Road                          Williamsburg        VA      23188        757-565-3758
Outlets   1414 Fording Island Road, #G140                Bluffton            SC      29910        843-837-6188
Outlets   50 Water St. Route 20 East                     Lee                 MA      01238        413-243-6149
Outlets   2700 State Road 16, Suite 103                  St. Augustine       FL      32092        904-824-2888
Outlets   2441 N Maize Rd, Ste 805                       Witchita            KS      67205        316-721-0951
Outlets   36502 Seaside Outlet Drive Suite 1250          Rehoboth Beach      DE      19971        302-227-5070
Outlets   5900 Sugarloaf Parkway #280                    Lawrenceville       GA      30043        678-847-5484
Outlets   10406 Emerald Coast Parkway W., Suite 17       Destin              FL      32550        850 650 9190
Outlets   2990 Cook Rd. Suite 113A                       West Branch         MI      48661        989-345-1399
Outlets   1239 Industrial Park Drive                     Smithfield          NC      27577        919-989-8570
Outlets   6954 S Eisenman Rd                             Boise               ID      83716        208-344-4883
Apparel   5108 Meadowood Mall Circle                     Reno                NV      89502        775-827-9222
Apparel   2407 Saint Louis Galleria                      St. Louis           MO      63117        314-721-1272
Apparel   1100 Willowbrook Mall                          Houston             TX      77070        281-955-5591
Outlets   8325 Arroyo Circle, Bldg. D, Sp 28             Gilroy              CA      95020        408-842-4445
Outlets   1105 Lighthouse Place                          Michigan City       IN      46360        219-874-6178
Outlets   12150 S. Beyer Road, Sp F-20                   Birch Run           MI      48415        989-624-6022
Outlets   61338 South Highway 97                         Bend                OR      97702        541-383-1928
Outlets   331 West 104th Ave, Unit E                     Northglenn          CO      80234        303 920-0413
Outlets   417 Arena Hub Plaza                            Wilkes Barre        PA      18702        570 823-7002
Outlets   140 Vintage Way Suite G-12                     Novato              CA      94945        415 878-0205
Outlets   OVP-D2; Route 16 Box 54                        North Conway        NH      03860        603 356-5160
Outlets   35000 W. Warren, Space 318                     Westland            MI      48185        734-261-4521
Outlets   1440 Central Ave                               Colonie             NY      12205        518-482-4569
Outlets   8380 Cerillos Rd.                              Santa Fe            NM      87507        505-424-4443
Outlets   250 N. Red Cliff Dr. Suite 12                  St. George          UT      84790        435 674-4431
Outlets   US Route 1                                     Kittery             ME      03904        207-439-7749
Outlets   10150 Hudson Rd. #106                          Woodbury            MN      55129        651-738-8653
Outlets   950 Camarillo Ctr. Dr. #940                    Camarillo           CA      93010        805-388-5076
Outlets   549 S. Chillicothe Rd., Route 43 #630          Aurora              OH      44202        330-562-1730
Outlets   15531 South Apopka Vineland Rd.                Orlando             FL      32821        407-465-8621
Outlets   4061 Camino de La Plaza                        San Diego           CA      92173        619-670-3049
Apparel   4301 W. Wisconsin Ave., Sp 308                 Appelton            WI      54915        920-735-6720
Apparel   825 Dulaney Valley Rd., Ste 350                Towson              MD      21204        410-296-5106
Outlets   104 NE Interstate 35, Ste 129                  Hillsboro           TX      76645        254-582-7461
Apparel   1048 Lloyd Center                              Portland            OR      97232        503-287-2802
Apparel   41 Hillside Rd                                 Cranston            RI      02920        401-946-6491
Apparel   230 West Market                                Bloomington         MN      55425        952-851-0727
Outlets   1789 Retherford Street, #E110                  Tulare              CA      93274        559-688-0341
Apparel   11479 W. 95th St - Space A                     Overland Park       KS      66214        913-894-5333
Apparel   7900 Shelbyville Rd., Sp D8                    Louisville          KY      40222        502-339-1484
Outlets   230 Boardwalk Blvd                             Bossier City        LA      71111        318-741-5509
Apparel   6002 Slide Rd., #F-8                           Lubbock             TX      79414        806-785-8777
Apparel   7021 S. Memorial Dr., Ste 212                  Tulsa               OK      74133        918-252-0200
Apparel   325 Nichols Rd. Space A                        Kansas City         MO      64112        816-756-5390
Outlets   1650 Premium Outlets Blvd. #325                Aurora              IL      60504        630-499-7062
Outlets   9990 Mickelberry Rd.                           Silverdale          WA      98383        360-698-9558

Apparel   811 N. Central Expressway, Sp 1084             Plano               TX      75075        972-423-7122
Apparel   1901 Northwest Expressway, Sp 1022             Oklahoma City       OK      73118        405-848-9892
Apparel   1200 E. County Line Rd., Sp 105                Ridgeland           MS      39157        601-977-8907
Apparel   1071 Santa Rosa Plaza, Sp 1022                 Santa Rosa          CA      95401        707-528-3823
Apparel   10323 Pacific St.                              Omaha               NE      68114        402-398-1177
Apparel   6000 W. Markham St., Sp 3058                   Little Rock         AR      72205        501-660-4555
Apparel   1551 Valley West Dr., Ste 110                  Des Moines          IA      50266        515-221-0204
Apparel   4502 S. Steele St Sp 545                       Tacoma              WA      98409        253-473-5530
Apparel   400 Ernest W. Barrett Pkwy., Sp 318            Kennesaw            GA      30144        770-425-5242
Apparel   2727 N. Fairfield Rd., Sp W175                 Beaver Creek        OH      45431        937-426-6650
Apparel   7600 Kingston Pike, Ste 1124                   Knoxville           TN      37919        865-690-5707
Apparel   3507 Manchester Expressway, Sp 10              Columbus            GA      31909        706-576-5120
Apparel   1101 Place D'Orleans Dr., Sp 700               Orleans             ON      K1C2L9       613-841-0460
Apparel   315 Lackawanna Ave., Sp 106                    Scranton            PA      18503        570-344-7444
Apparel   1245 Worchester, #2112                         Natick              MA      01760        508-651-3444
Apparel   1164 Baybrook Mall                             Friendswood         TX      77546        281-286-0500
Apparel   5725 Johnson St., Sp C138                      Lafayette           LA      70503        337-988-1497
Apparel   1300 Arsenal St                                Watertown           NY      13601        315-786-7959
Apparel   4500 N. Oracle Rd                              Tucson              AZ      85705        520-690-9077
Outlets   450 NW 257th Ave, #200                         Troutdale           OR      97060        503-665-5933
Outlets   10600 Quilceda Blvd. #340                      Tulalip             WA      98271        360-654-2714
Apparel   2040 N. Rock Rd                                Wichita             KS      67206        316-634-0215
Apparel   7701 West I-40, Sp 348                         Amarillo            TX      79121        806-352-0456
Apparel   2801 Grand Ave.                                Ames                IA      50010        515-233-0669
Apparel   300 South 24th St.West                         Billings            MT      59102        406-655-9218
Apparel   1340 College Square Mall                       Cedar Falls         IA      50613        319-266-9662
Outlets   11800 Factory Shops Blvd. #775                 Huntley             IL      60142        847-515-8748
Apparel   800 N. Green River Rd                          Evansville          IN      47715        812-477-2632
Apparel   215 E. Foothhills Pkwy                         Fort Collins        CO      80525        970-223-1235
Outlets   6699 N. Landmark Dr.                           Park City           UT      84060        435-647-0669
Apparel   1800 Galleria Blvd., Ste 1240                  Franklin            TN      37067        615-771-7095
Apparel   1600 W. Riverside, Sp 2113                     Medford             OR      97501        541-773-1848
Apparel   7200 Harrison Ave., Unit E8                    Rockford            IL      61112        815-332-3244
Apparel   3 South Tunnel Road, Sp A-14                   Asheville           NC      28805        828-298-6000
Apparel   2800 Columbia Rd., Sp 251                      Grand Forks         ND      58201        701-772-8211
Apparel   4650 N Highway 89, Sp F28-30                   Flagstaff           AZ      86004        928-527-9706
Apparel   Reynolds Road, Sp 81A                          Johnson City        NY      13790        607-798-0100
Apparel   4800 Golf Rd., Sp 602                          Eau Claire          WI      54701        715-838-0880
Apparel   4550 East Cactus Road, #10                     Phoenix             AZ      85032        602-953-8220
Apparel   2200 N. Maple, Ste 466                         Rapid City          SD      57701        605-341-7773
Apparel   2600 Edgewood Rd. SW #240                      Cedar Rapids        IA      52404        319-390-4212
Apparel   2501 W. Walbash                                Springfield         IL      62704        217-793-1813
Apparel   21 1st Ave. S.                                 Saskatoon           SK      S7K 1J5      306-664-9771
Apparel   2929 Barnet Highway                            Port Coquitlam      BC      V3B 5R5      604-464-6674
Apparel   21 Mic Mac Blvd., Sp 295                       Dartmouth           NS      B3A 4N3      902-461-4415
Outlets   8195 Factory Shops Blvd                        Jeffersonville      OH      43128        740-948-2177
Apparel   2415 Sagamore Pkwy S., Sp C12                  Lafayette           IN      47905        765-449-5928
Apparel   131 S. Allen St                                State College       PA      16804        814-234-1014

Apparel   1172 Third Ave                                 New York            NY      10021        212-737-0002
Apparel   1254 Government St.                            Victoria            BC      V8W 1Y3      250-383-1964
Outlets   3000 Outlet Drive, Space F120                  Edinburgh           IN      46124        812-526-9006
Outlets   1900 Military Rd.                              Niagara Falls       NY      14304        716-297-5770
Apparel   562 Brandon Town Mall                          Brandon             FL      33511        813-654-1299
Apparel   2926 E. Third Street, Sp M-7&8                 Bloomington         IN      47401        812-335-1345
Apparel   2695 N.E. University Village St                Seattle             WA      98105        206-527-2646
Apparel   49 W. Maryland St., Ste F12, F13               Indianapolis        IN      46204        317-632-4441
Apparel   10000 Coors Blvd. Bypass, Sp C15               Albuquerque         NM      87114        505-890-4936
Apparel   289 Montgomery Mall                            North Wales         PA      19454        215-362-2573
Apparel   Southgate Mall, Sp J2                          Missoula            MT      59801        406-542-2244
Outlets   1101 Supermall Wy., Sp 1336                    Auburn              WA      98001        253-939-0525
Apparel   2100 Hamilton Place Blvd., Ste 249             Chattanooga         TN      37421        423-510-9605
Apparel   320 W. Kimberly Rd., Sp 61                     Davenport           IA      52806        563-391-2117
Apparel   4295 Blackcomb Way                             Whistler            BC      V0N 1B4      604-938-3268
Apparel   781 Eastview Mall, Sp 158                      Victor              NY      14564        585-425-9860
Apparel   3902 13th Ave. SW, Ste 228                     Fargo               ND      58103        701-281-0459
Apparel   801A Friendly Center Rd                        Greensboro          NC      27408        336-852-3635
Apparel   1485 Portage Ave., Sp 0267                     Winnipeg            MB      R3G 0W4      204-786-2110
Apparel   6100 East O St., Ste 45                        Lincoln             NE      68505        402-464-2121
Apparel   1321 N Columbia Center Blvd.  Suite 375        Kennewick           WA      99336        509-783-5349
Apparel   6501 N. Grape Rd., Sp 268                      Mishawaka           IN      46545        219-273-8741
Apparel   187 Quakerbridge Mall, Sp G8                   Lawrenceville       NJ      08648        609-275-5720
Apparel   6455 MacLeod Trail SW                          Calgary             AB      T2H 0K9      403-253-4004
Outlets   1272 W. Old Highway 40, Sp C60                 Odessa              MO      64076        816-230-4646
Apparel   11949 Market St                                Reston              VA      20190        703-481-9031
Apparel   650 W. 41st Ave., Unit 279                     Vancouver           BC      V5Z 2M9      604-261-2621
Outlets   120 Laconia Rd., Ste 225                       Tilton              NH      03276        603-286-7440
Outlets   145A Stephens Wy                               Dillon              CO      80498        970-262-2920
Outlets   1911 Leeburg Road, Sp 900/PO Box 1101          Grove City          PA      16127        724-748-5757
Apparel   55 Cache St                                    Jackson             WY      83001        307-733-7336
Apparel   1750 Deptford Center Rd., Sp 1C2               Deptford            NJ      08096        856-251-1701
Apparel   4201 N. Shiloh Dr., Sp 149                     Fayetteville        AR      72703        479-582-2252
Apparel   8445 Park Meadows Center Dr., Sp JA7-B         Littleton           CO      80124        303-649-9069
Apparel   600 N. Michigan Ave - Space A                  Chicago             IL      60611        312-951-8484
Apparel   240 Southpark Center, Sp BL240                 Strongville         OH      44136        440-238-0506
Apparel   477 Paul St., Sp W4                            Dieppe              NB      E1A 4X5      506-854-8444
Apparel   872 Kirkwood Mall, Sp 430                      Bismarck            ND      58504        701-250-9055
Apparel   4802 Valley View Blvd., Ste LB50               Roanoke             VA      24012        540-366-6911
Apparel   4750 North Division, #H-113                    Spokane             WA      99207        509-483-5062
Apparel   1025 Woodruff Rd., Sp N181                     Greenville          SC      29607        864-676-1363
Apparel   310 Daniel Webster Hwy                         Nashua              NH      03060        603-888-6892
Apparel   601 Donald Lynch Blvd., Ste 2114               Marlborough         MA      01752        508-303-0560
Apparel   3265 W. Market St., Sp 476                     Akron               OH      44333        330-836-1350
Apparel   250 Granite St., Sp 2060                       Braintree           MA      02184        781-356-8989
Apparel   5065 Main St., Sp 220                          Trumbull            CT      06611        203-371-0770
Apparel   4500 16th St., Sp 455                          Moline              IL      61265        309-764-6167
Apparel   11-17 Church St.                               Burlington          VT      05401        802-658-9920

Apparel   2760 N. Germantown Pkwy., Ste 140              Memphis             TN      38133        901-385-3566
Apparel   171 Lehigh Valley Mall                         Whitehall           PA      18052        610-266-6665
Apparel   203 South Main Street - Space A                Naperville          IL      60540        630-961-3615
Apparel   1600 Mid Rivers Mall, Sp 2434                  St. Peters          MO      63376        636-397-5911
Apparel   4400 Sergeant Road, Suite 108                  Sioux City          IA      51106        712-274-9724
Apparel   16400 NE 74th, Sp B105                         Redmond             WA      98052        425-883-2827
Apparel   3661 Eisenhower Pkwy., Sp 119                  Macon               GA      31206        478-471-7660
Apparel   10450 South State Center                       Sandy               UT      84070        801-495-0888
Apparel   5000 Empire Mall                               Sioux Falls         SD      57116        605-361-7770
Apparel   1801 SW Wanamaker Rd., Ste D13                 Topeka              KS      66604        758-228-1627
Apparel   2901 Captol of Texas Hwy., Sp A-08A            Austin              TX      78746        512-347-1804
Apparel   10300 Southside Blvd Space #144                Jacksonville        FL      32256        904-519-5506
Outlets   655 Route 318, Space #95                       Waterloo            NY      13165        315-539-3696
Outlets   20194 W. 151st St.                             Olathe              KS      66061        913-780-9820
Apparel   3401 Nicholasville Road, Suite 326             Lexington           KY      40503        859-271-6057
Apparel   1500 S. Willow St., Sp 147                     Manchester          NH      03103        603-644-5971
Apparel   710 West Main Street                           Spokane             WA      99201        509-456-4236
Apparel   2300 Benadette Dr., Sp 432                     Columbia            MO      65203        573-446-2901
Apparel   2102 11th Ave., Unit TT8A                      Regina              SK      S4P 3Y6      306-781-8680
Apparel   111th St. & 51st Ave., Unit 31                 Edmonton            AB      T6H 4M6      780-437-1155
Apparel   217 Summit Blvd, Suite F-1                     Birmingham          AL      35243        205-969-1422
Apparel   338 Broadway                                   Saratoga Springs    NY      12866        518-581-8001
Apparel   1400 Willowbrook Mall                          Wayne               NJ      07470        973-785-2123
Apparel   1105 Wellington Rd. S, Suite 61                London              ON      N6E 1V4      519-668-1689
Apparel   625 Black Lake Blvd SW                         Olympia             WA      98502        360-704-3000
Apparel   11025 Caroline Place Parkway, Suite A26        Pineville           NC      28134        704-542-3634
Apparel   100 Bayshore Dr.                               Nepean              ON      K2B 8C1      613-829-0438
Apparel   4201 West Division                             St. Cloud           MN      56301        320-240-0568
Apparel   3001 S. 144th St                               Omaha               NE      68144        402-330-4295
Apparel   2501 W. Memorial Road, Space 146               Oklahoma City       OK      73134        405-936-9000
Apparel   3929 McCain Blvd, Space G03A                   North Little Rock   AR      72116        501-791-3131
Apparel   555 John F. Kennedy Rd.                        Dubuque             IA      52002        563-589-0547
Apparel   1615 E. Empire                                 Bloomington         IL      61701        309-661-8205
Outlets   5050 Factory Shops Blvd,  #930                 Castle Rock         CO      80108        303-814-3839
Outlets   595 West Linmar Lane, Ste B-40                 Johnson Creek       WI      53038        920-699-4145
Apparel   Newgate Mall, Space 1212                       Ogden               UT      84405        801-392-2477
Apparel   1451 Coral Ridge Ave., Ste 232                 Coralville          IA      52241        319-338-9740
Apparel   1600 Miller Trunk Hiwy                         Duluth              MN      55811        218-722-4226
Apparel   Rt 220 & Goods Ln., Sp 920                     Altoona             PA      16602        814-949-9320
Outlets   4720 Baldwin Rd., Sp 210                       Auburn Hills        MI      48326        248-745-0512
Outlets   4620 Factory Store Blvd                        Myrtle Beach        SC      29579        843-903-1024
Outlets   230 Outlet Village Blvd                        Lebanon             TN      37090        615-453-6928
Apparel   400 S. Baldwin Ave., Ste 164                   Arcadia             CA      91007        626-445-9721
Apparel   11745 IH10 West, Ste 607                       San Antonio         TX      78230        210-558-9112
Apparel   48 Kenmount Rd., #29                           St. Johns           NF      A1B 1W3      709-738-3305
Apparel   6020 E. 82nd St., Sp 504                       Indianapolis        IN      46250        317-845-1368
Apparel   738 W. Shaw Ave.                               Fresno              CA      93704        559-244-6440
Apparel   2400 10th St. SW                               Minot               ND      58701        701-837-4860

Apparel   7911 Citrus Park Town Center Mall, #520        Tampa               FL      33625        813-926-4990
Outlets   500 Prime Outlets Blvd                         Hagerstown          MD      21740        301-393-5595
Apparel   1402 Main St.                                  Southlake           TX      76092        817-416-6106
Apparel   300 E. Monticello Ave, Space 206               Norfolk             VA      23510        757-623-3552
Apparel   3700 Rivertown Pkwy, Ste 1058                  Grandville          MI      49418        616-530-0598
Apparel   1925 E. Market Street, Space 416               Harrisonburg        VA      22801        540-432-1553
Outlets   1 Premium Outlets Blvd., Space 740             Wrentham            MA      02093        508-384-0635
Apparel   140 Easton Town Center                         Columbus            OH      43219        614-418-5760
Apparel   Route 132, Space N165                          Hyannis             MA      02601        508-862-9144
Apparel   2000 North Neil, Space 606                     Champaign           IL      61820        217-356-6101
Outlets   223 Red Apple Court                            Central Valley      NY      10917        845-928-2690
Outlets   1001 Arney Road, Suite 600                     Woodburn            OR      97071        503-981-4197
Outlets   13910 NE Mill Pl                               Woodinville         WA      98072        425-806-5557
Apparel   3401 Dufferin St., Unit 23                     Toronto             ON      M6A 2T9      416-783-2692
Outlets   2801 Plainfield Rd.                            Joliet              IL      60435        815-254-3777
Apparel   2825 West Main Street, Space D3                Bozeman             MT      59718        406-582-7574
Apparel   3333 Buford Dr., Sp 2058                       Buford              GA      30519        678-482-5746
Outlets   6415 Labeux NE, Space B-290                    Albertville         MN      55301        763-497-5458
Apparel   419 King St. West                              Oshawa              ON      L1J2K5       905-436-9800
Apparel   3663 Las Vegas Blvd. S, Ste 300                Las Vegas           NV      89109        702-697-0671
Apparel   7 Backus Ave., Suite #185                      Danbury             CT      06810        203-748-7765
Outlets   300 Tanger Blvd., suite 313                    Branson             MO      65616        417-336-3281
Apparel   2663 Edmondson Rd                              Norwood             OH      45209        513-531-2600
Apparel   575 East University Parkway, Suite N231        Orem                UT      84097        801-426-6950
Outlets   800 Hwy 400 South, Suite 900                   Dawsonville         GA      30534        706-216-8732
Apparel   1151 Galleria Blvd., Ste. 133                  Roseville           CA      95678        916-788-1140
Apparel   3305 West Main St.                             Norman              OK      73072        405-307-0554
Apparel   2601 Preston Rd, Space 2084                    Frisco              TX      75034        469-633-0318
Outlets   1645 Parkway, Space 1140                       Sevierville         TN      37862        865-774-1965
Outlets   8111 Concord Mills Blvd., Space 614            Concord             NC      28027        704-979-0051
Apparel   7000 Austin St                                 Forest Hills        NY      11375        718-459-2270
Apparel   135 Millcreek Mall                             Erie                PA      16565        814-864-9894
Apparel   5870 E. Broadway Blvd., Space 226              Tucson              AZ      85711        520-748-8826
Apparel   1680 Richmond St. N., Unit #U60-61             London              ON      N6G3Y9       519-675-9599
Apparel   One West Flatiron Circle, Ste 2076             Broomfield          CO      80021        720-887-1928
Outlets   131-F Nuttree Rd                               Vacaville           CA      95687        707-451-0780
Apparel   961 Baltimore Pike                             Glen Mills          PA      19342        610-558-5950
Outlets   241 Fort Evans Rd. NE, Ste. 1257               Leesburg            VA      21076        703-771-9810
Outlets   7000 Arundel Mills Circle, Ste 476             Hanover             MD      20176        443-755-1411
Outlets   500 Washington St.                             Boston              MA      02111        617-423-4722
Outlets   1140 Stanley K. Tanger Blvd                    Lancaster           PA      17602        717-481-8501
Outlets   4015 I-35 South, Ste 640                       San Marcos          TX      78666        512-805-4845
Apparel   20530 N Rand Rd., Ste 304                      Deer Park           IL      60010        847-438-8614
Outlets   5001 Willows Road, Space J101                  Alpine              CA      91901        619-659-0955
Outlets   Tanger Drive, 1770 W. Main Street., Ste. 221   Riverhead           NY      11901        631-369-0531
Outlets   7232A Dempster                                 Morton Grove        IL      60053        847-967-0876
Outlets   215 S. Brea Blvd., Ste. 3                      Brea                CA      92821        714-256-1966
Outlets   13000 Folsom Blvd., Space 1450                 Folsom              CA      95630        916-985-4881

Outlets   820 W. Stacey RD., Ste. 100                    Allen               TX      75013        972-678-2970
Outlets   5000 S. Arizona Mills Cir, Ste 621             Tempe               AZ      85282        480-775-7231
Outlets   256 Great Mall Dr                              Milpitas            CA      95035        408-942-8926
Outlets   236 Tanger Drive                               Williamsburg        IA      52361        319 668-2661
Outlets   2601 South McKenzie Street #M-29               Foley               AL      36535        251-943-5110
Outlets   9911 Avon Lake Rd. Unit 330                    Burbank             OH      44214        330-948-1529
Outlets   661 S Fork Ave. SW Suite 4-C                   North Bend          WA      98045        425-831-3113
Outlets   8 Stephen King Dr. Suite 1                     Augusta             ME      04330        207-622-2957
Outlets   314 Flat Rock Place, Suite C-105               Westbrook           CT      06498        860-399-9268
Outlets   1708 NW Chipman Rd.                            Lees Summit         MO      64081        816 525-7184
Apparel   1607 East Rio Rd                               Charlottesville     VA      22901        434-973-8695
Apparel   240 Yorktown Center, Space 240                 Lombard             IL      60148        630-705-9088
Apparel   1136 Eden Prairie Center                       Eden Prairie        MN      55344        952 942-9400
Apparel   7301 S. Santa Fe Dr. #630                      Litteton            CO      80120        303-703-9777
Apparel   999 Upper Wentworth Street, Unit 411           Hamilton            ONT     L9A 4X5      905-574-2066
Apparel   1130 Robinson Center Drive                     Pittsburgh          PA      15205        412-788-1253
Apparel   3111 West Chandler Blvd, #1142                 Chandler            AZ      85226        480 855-6223
Apparel   4220 West Jefferson Blvd., Suite 06            Fort Wayne          IN      46804        219 434-1137
Apparel   4244 Summit Drive, C-4                         Louisville          KY      40241        502 327-0208
Apparel   6910 Fayetteville Road, Suite 178              Durham              NC      27713        919 484-9787
Apparel   388 N. Adams Rd.                               Rochester           MI      48309        248-375-5960
Apparel   11800 West Broad St #1730                      Richmond            VA      23233        804-360-5817
Apparel   200 Evergreen Way #232                         South Windsor       CT      06074        860-648-9121
Apparel   1845 Briargate Parkway, #411                   Colorado Springs    CO      80920        719-265-6869
Apparel   3625 Shaganappi Trail NW #39                   Calgary             AB      T3A 0E2      403-247-6373
Apparel   5957 Sky Pond Drive #D-100                     Loveland            CO      80537        970-635-2664
Apparel   184 Main St.                                   Westlake            OH      44145        440-871-2910
Apparel   475 Coneflower Dr.                             Garland             TX      75040        972-414-9361
Apparel   6801 Northlake Mall Dr. Space 286              Charlotte           NC      28216        704-921-9402
Apparel   102-6631 Island Hwy North #80                  Nanaimo             BC      V9T 4T7      250-390-9388
Apparel   4475 Roswell Rd. Suite 300                     Marietta            GA      30062        770-578-8792
Apparel   5201 W. War Memorial Dr.                       Peoria              IL      61615        309-691-2601
Apparel   14395 Clay Terrace Blvd.                       Carmel              IN      46032        317-817-9338
Apparel   4610 Merchant Parkl Circle Space 555           Collierville        TN      38017        901-854-5115
Apparel   Simi Valley Town Center Space 530              Simi Valley         CA      93063        805-520-0946
Apparel   9040 Hudson Road Suite #208                    Woodbury            MN      55125        651-855-0385
Apparel   17600 Yonge Street, #12                        New Market          ON      L3Y 4Z1      905-836-5614
Apparel   12430 South Main St. #1310                     Rancho Cucamonga    CA      91739        909-646-9077
Apparel   1101 Melbourne Road                            Hurst               TX      76053        817-595-7501
Apparel   26300 Cedar Rd.                                Beachwood           OH      44122        440-683-9266

                              ADDENDUM TO EXHIBIT C
                                       TO
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

II.  Licenses

1. License Agreement between Eddie Bauer, Inc. and Eddie Bauer International Development LLC dated January 1, 2003.

2. License Agreement between Eddie Bauer, Inc. and Eddie Bauer Diversified Sales LLC dated January 1, 2003.

In addition, the Grantors provide limited licenses to use Necessary Intellectual Property to a number of business partners in the ordinary course of business, including, but not limited to, in connection with gift card perk programs, professional service providers. These arrangements are not material to the business of the Grantors.